STATEMENT OF ADDITIONAL INFORMATION
                                    HERITAGE
                           CAPITAL APPRECIATION TRUST
                      EAGLE INTERNATIONAL EQUITY PORTFOLIO
                               GROWTH EQUITY FUND
                               INCOME-GROWTH TRUST
                               MID CAP GROWTH FUND
                              SMALL CAP STOCK FUND
                                VALUE EQUITY FUND

      This Statement of Additional Information ("SAI") dated January 2, 1998 as supplemented on October 26, 1998, should be read in conjunction with the Prospectus dated January 2, 1998 describing the Class A, Class B and Class C shares of the Capital Appreciation Trust, the Eagle International Equity Portfolio, the Growth Equity Fund, the Income-Growth Trust, the Mid Cap Growth Fund, the Small Cap Stock Fund and the Value Equity Fund (each a "Fund" and, collectively, the "Funds"). The Eagle International Equity Portfolio also offers an additional class of shares, which is not discussed in this SAI.

      This SAI is not a prospectus itself. To receive a copy of the Funds' Prospectus, write to Heritage Asset Management, Inc. ("Heritage") at the address below or call (800) 421-4184.

                       HERITAGE ASSET MANAGEMENT, INC.
             880 Carillon Parkway, St. Petersburg, Florida 33716
                              TABLE OF CONTENTS
                                                                            PAGE
GENERAL INFORMATION..........................................................1
INVESTMENT INFORMATION.......................................................1
      Investment Objectives..................................................1
      Investment Policies....................................................1
      Industry Classifications...............................................8
      Futures, Forwards and Hedging Transactions.............................8
INVESTMENT LIMITATIONS......................................................16
NET ASSET VALUE.............................................................20
PERFORMANCE INFORMATION.....................................................21
INVESTING IN THE FUNDS......................................................24
      Systematic Investment Options.........................................24
      Retirement Plans......................................................25
      Class A Combined Purchase Privilege (Right of Accumulation)...........25
      Class A Statement of Intention........................................26
REDEEMING SHARES............................................................27
      Systematic Withdrawal Plan............................................27
      Telephone Transactions................................................27
      Redemptions in Kind...................................................28
      Receiving Payment.....................................................28
EXCHANGE PRIVILEGE..........................................................28
CONVERSION OF CLASS B SHARES................................................29
TAXES ......................................................................29
FUND INFORMATION............................................................32
      Management of the Funds...............................................32
      Five Percent Shareholders.............................................35
      Investment Advisers and Administrator; Subadvisers....................36
      Brokerage Practices...................................................39
      Distribution of Shares................................................42
      Administration of the Funds...........................................43
      Potential Liability...................................................44
APPENDIX...................................................................A-1
REPORTS OF THE INDEPENDENT ACCOUNTANTS.....................................A-4
FINANCIAL STATEMENTS......................................................A-10


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GENERAL INFORMATION

      The Heritage Capital Appreciation Trust ("Capital Appreciation"), the Heritage Income-Growth Trust ("Income-Growth"), and the Heritage Series Trust ("Series Trust") each was established as a Massachusetts business trust under a Declaration of Trust dated June 21, 1985, July 25, 1986, and October 28, 1992, respectively. All are registered as open-end diversified management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Capital Appreciation and Income-Growth each offer shares through a single investment portfolio. Series Trust currently offers its shares through five separate investment portfolios: the Eagle International Equity Portfolio ("Eagle International"), the Growth Equity Fund ("Growth Equity"), Mid Cap Growth Fund ("Mid Cap"), the Small Cap Stock Fund ("Small Cap") and the Value Equity Fund ("Value Equity"). Each Fund offers three classes of shares, Class A shares sold subject to a 4.75% maximum front-end sales load ("A shares"), Class B shares sold subject to a 5% maximum contingent deferred sales load ("CDSL"), declining over an eight-year period ("B Shares"), and Class C shares sold subject to a 1% CDSL ("C shares"). Eagle International also offers Eagle Class shares, which are not covered in this SAI. To obtain more information about Eagle Class shares, call (800) 237-3101.

INVESTMENT INFORMATION

      INVESTMENT OBJECTIVES

      The investment objective of each Fund is stated in the Prospectus.

      INVESTMENT POLICIES

      The following information is in addition to and supplements each Fund's investment policies set forth in the Prospectus.

      AMERICAN DEPOSITORY RECEIPTS ("ADRS"), EUROPEAN DEPOSITORY RECEIPTS ("EDRS"), GLOBAL DEPOSITORY RECEIPTS ("GDRS") AND INTERNATIONAL DEPOSITORY RECEIPTS ("IDRS"). Each Fund, except Capital Appreciation, may invest in sponsored and unsponsored ADRs. Capital Appreciation may invest only in sponsored ADRs. ADRs, EDRs, GDRs and IDRs are receipts that represent interests in or are convertible into, securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.

      ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For purposes of certain investment limitations, ADRs are considered to be foreign securities by Capital Appreciation, Growth Equity, and Income-Growth.

      Eagle International, Growth Equity, Income-Growth, Small Cap and Value Equity may invest in sponsored or unsponsored EDRs, GDRs, IDRs or other similar securities representing interests in or convertible into securities of foreign issuers ("Depository Receipts"). EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets



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and  evidence  a similar  ownership  arrangement.  Depository  Receipts  may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts.
Depository Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities by Income-Growth.

      BANKERS' ACCEPTANCES. A Banker's acceptance is a short-term credit instrument used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      Each Fund may invest in banker's acceptances. Income-Growth Trust may invest in banker's acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation.

      CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit ("CDs") issued by domestic institutions with assets in excess of $1 billion. The Federal Deposit Insurance Corporation is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

      COMMERCIAL PAPER. Each Fund, except Eagle International, may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or A-1 or A-2 by Standard & Poor's ("S&P"). Eagle International may invest in commercial paper that is limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See the Appendix for a description of commercial paper ratings.

      CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities in which each Fund may invest include corporate bonds, notes and preferred stock that can be converted into common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

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      DEBT SECURITIES.  Each Fund except Capital Appreciation may invest in debt securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the Federal budget deficit or an increase in the price of commodities such as oil.

      EURO/YANKEE BONDS. Eagle International may invest in dollar denominated bonds issued by foreign branches of domestic banks ("Eurobonds") and dollar denominated bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general. These risks are discussed below.

      EURODOLLAR CERTIFICATES. Income-Growth may purchase CDs issued by foreign branches of domestic and foreign banks. Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may affect adversely payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.

      FOREIGN SECURITIES. Each Fund, except Small Cap, may invest in foreign securities. It is anticipated that, in most cases, the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the United States. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments that could affect such investments. Further, the economies of some countries may differ favorably or unfavorably from the economy of the United States.

      It is each Fund's policy not to invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its subadviser, such restrictions are likely to be imposed. However, certain currencies may become blocked (I.E., not freely available for transfer from a foreign country), resulting in the possible inability of the Fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.

      Because investments in foreign companies usually will involve currencies of foreign countries and because Capital Appreciation, Growth Equity, Income-Growth, and Value Equity may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of these Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Each Fund will conduct its foreign

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currency  exchange  transactions  on a spot (I.E.,  cash) basis at the spot rate prevailing in the foreign currency exchange market. In addition, in order to protect against uncertainty in the level of future exchange rates, as described below in the discussion of futures, forwards, and hedging transactions, Capital Appreciation, Income-Growth, Growth Equity and Value Equity may enter into contracts to purchase or sell foreign currencies at a future date (I.E., a "forward currency contract" or "forward contract").

      FORWARD COMMITMENTS. As described in the Prospectus, Eagle International and Income-Growth may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). However, Income-Growth currently has no intention of engaging in such transactions at this time. Each Fund may engage in forward commitments if it either (1) holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. When such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, each Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

      ILLIQUID SECURITIES. Capital Appreciation, Eagle International, Growth Equity, Income-Growth and Value Equity will not purchase or otherwise acquire any illiquid security, including repurchase agreements maturing in more than seven days, if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Similarly, Mid Cap and Small Cap will not purchase or otherwise acquire any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Small Cap presently has no intention of investing more than 5% of its assets in illiquid securities.

      Over-the-counter ("OTC") options and their underlying collateral are currently considered to be illiquid investments. Growth Equity, Income-Growth, Mid Cap and Value Equity may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by these Funds. The assets used as cover for OTC options will be considered illiquid unless OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      LOANS OF PORTFOLIO SECURITIES. Mid Cap, Value Equity, Growth Equity and Income-Growth may loan portfolio securities to qualified broker-dealers. Eagle International may loan portfolio securities to broker-dealers or other financial institutions. The collateral for each Fund's loans will be "marked to market" daily so that the collateral at all times exceeds 100% of the value of the loan. Each Fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. Each Fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. Each

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Fund could incur a loss if the borrower  should fail  financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement each Fund's income through investment of the cash collateral in short-term interest bearing obligations.

      PREFERRED STOCK. Each Fund may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. The period of these repurchase agreements usually will be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Funds always will receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Funds in each agreement, and the Funds will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Fund's custodian bank.

      REVERSE REPURCHASE AGREEMENTS. Growth Equity, Small Cap Fund and Value Equity may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's obligation to repurchase the securities and a Fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a Fund's limitation on borrowing.

      RISK FACTORS OF HIGH-YIELD SECURITIES. Eagle International, Income-Growth, Mid Cap and Small Cap may invest in securities rated below investment grade, I.E., rated below BBB or Baa by S&P and Moody's, respectively, or unrated securities determined to be below investment grade by its subadviser, as described in the Prospectus. These types of securities are commonly referred to as "junk bonds." These securities are subject to certain risks that may not be present with investments of higher grade securities. The following supplements the disclosure in the Prospectus.

      EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. The prices of high-yield securities tend to be less sensitive to interest rate changes than higher rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in market prices and yields of high-yield securities and, thus, in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could affect severely the market for high-yield securities. In these circumstances, highly leveraged companies might have difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and, thus, a Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, it might incur additional expenses to seek recovery.

      Generally, when interest rates rise, the value of fixed-rate debt obligations, including high-yield securities, tends to decrease; when interest rates fall, the value of fixed-rate debt obligations tends to increase. If an issuer of a high-yield security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which the Fund's expenses could be allocated and in a reduced rate of return for it. While it is impossible to protect entirely against this risk, diversification of a Fund's investment portfolio and its subadviser's careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Fund's investment portfolio.

      THE HIGH-YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in the 1980s, and its growth paralleled a long economic expansion. During that period, the yields on below investment grade bonds rose dramatically. Such higher yields did not reflect the value of the income stream that holders of such bonds expected, but rather the risk that holders of such bonds could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. In fact, from 1989 to 1991 during a period of economic recession, the percentage of lower quality bonds that defaulted rose significantly, although the default rate decreased in subsequent years. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, also may decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

      CREDIT RATINGS. The credit ratings issued by credit rating services may not reflect fully the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high-yield securities. Also, credit rating agencies may fail to change timely a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although a Fund's subadviser considers ratings of recognized rating services such as Moody's and S&P, the subadviser primarily relies on its own credit analyses, which include a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. A Fund's subadviser continually monitors the investments in its respective investment portfolios and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. See the Appendix for a description of Moody's and S&P's corporate debt ratings.

      LIQUIDITY AND VALUATION. Lower rated bonds typically are traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as higher grade bonds. A less active and thinner market for high-yield securities than that available for higher quality securities may limit a Fund's ability to sell such securities at that fair market value in response to changes in the economy or the financial markets. The ability of a Fund to value or sell high-yield securities also will be affected adversely to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Board to value high-yield securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may affect adversely the public's perception of the value, and thus liquidity of a high-yield security, whether or not such perceptions are based on a fundamental analysis. See "Net Asset Value."

      STANDARD AND POOR'S DEPOSITORY RECEIPTS ("SPDRS"). Growth Equity, Mid Cap and Value Equity may invest in SPDRs and other similar index securities ("Index Securities"). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.

      U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include securities issued and guaranteed by the full faith and credit of the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

      WARRANTS. Each Fund may purchase rights and warrants, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Eagle International, Growth Equity, Mid Cap, Small Cap and Value Equity currently do not intend to invest more than 5% of their respective net assets in warrants. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. Eagle International also may invest in warrants or rights acquired by Eagle International as part of a unit or attached to securities at the time of purchase without limitation.

      WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. As described in the Prospectus, Eagle International may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when Eagle International anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When Eagle International purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with Eagle International's custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a daily basis to the amount of Eagle International's when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. Eagle International will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, Eagle International may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, Eagle International will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than Eagle International's payment obligation).

      ZERO COUPON SECURITIES. Income-Growth may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value.

      INDUSTRY CLASSIFICATIONS

      For purposes of determining industry classifications, each Fund relies upon classifications established by each Fund's adviser that are based upon classifications contained in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC") and in the Standard & Poor's Corporation Industry Classifications.

      FUTURES, FORWARDS AND HEDGING TRANSACTIONS

      GENERAL DESCRIPTION. A Fund may use a variety of financial instruments ("Hedging Instruments"), including futures contracts (sometimes referred to as "futures"), options, options on futures and forward currency contracts, to attempt to hedge the Fund's investment portfolio. Capital Appreciation, Growth Equity, Income-Growth and Value Equity also may use forward currency contracts to shift exposure from one foreign currency to another.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's investment portfolio. Thus, in a short hedge, a Fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

      Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

      The use of Hedging Instruments is subject to applicable regulations of the SEC, the exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

      In addition to the products and strategies described below, the Funds expect to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as each Fund's subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. A Fund's subadviser may utilize these opportunities to the extent that it is consistent with a Fund's investment objectives and permitted by the Fund's investment limitations and applicable regulatory authorities.

      SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

            (1) Successful use of most Hedging Instruments depends upon a Fund's subadviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While each Fund's subadvisers are experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

            (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges using Hedging Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

            To compensate for imperfect correlation, a Fund may purchase or sell
Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

            (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because its subadviser projected a decline in the price of a security in the Fund's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

            (4) As described below, each Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If a Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      COVER FOR HEDGING STRATEGIES. Some Hedging Instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, forward currency contracts, options or futures contracts or (2) cash and other liquid assets with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in a segregated account with the Funds' custodian ("Custodian"), in the prescribed amount.

      Assets used as cover or otherwise set aside cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

      OPTIONS, FUTURES AND OPTIONS ON FUTURES TRADING. Growth Equity, Income-Growth and Value Equity may engage in certain options (including options on securities, equity and debt indices and currencies, futures and options on futures strategies) in order to hedge their respective investments. Eagle International may only purchase and sell stock index and currency futures contracts. Certain special characteristics of and risks with these strategies are discussed below.

      CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the Fund wished to terminate its obligation to purchase or sell securities under a put or call option it has written, it may purchase a put or call option of the same series (I.E., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a Fund may write a call or put option of the same series. This is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.

      In considering the use of options to hedge, particular note should be taken of the following:

            (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon a Fund's subadviser's ability to forecast the direction of price fluctuations in the underlying instrument.

            (2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument.
Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

            (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although a Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a Fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

            (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

            (5) The risks of investment in options on indices may be greater than options on securities or currencies. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

      Even if a Fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

      If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      COVERED CALL OPTIONS. Income-Growth and Value Equity may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a Fund will write covered call options on securities generally when its subadviser believes that the premium received by the Fund, anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security.

      The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. A Fund would lose the ability to participate in the value of such securities above the exercise price of the call option. A Fund also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.

      GUIDELINES, CHARACTERISTICS AND RISKS OF FUTURES AND OPTIONS ON FUTURES TRADING. Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

      A Fund is required to maintain margin deposits with brokerage firms through which it buys and sells futures contracts or writes options on future contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances will be adjusted daily to reflect unrealized gains and losses on open contracts. If the price of an open futures or written option position declines so that a Fund has market exposure on such contract, the broker will require the Fund to deposit variation margin. If the value of an open futures or written option position increases so that a Fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the Fund.

      Most of the exchanges on which futures contracts and options on futures are traded limit the amount of fluctuation permitted in futures and options prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or options positions and subjecting some traders to substantial losses.

      Another risk in employing futures contracts and options as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in the futures and options markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures and options markets may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a subadviser may still not result in a successful transaction.

      In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options is subject to the existence of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

      STOCK INDEX FUTURES. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

      The risk of imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures contracts, a Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the stock index. It is also possible that, where a Fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

      Where stock index futures contracts are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a Fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      LIMITATION ON THE USE OF OPTIONS AND FUTURES. To the extent that a Fund enters into futures contracts and commodity options (including options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange) other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's investment portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

      FOREIGN CURRENCY HEDGING STRATEGIES -- RISK FACTORS. Value Equity may use options and futures on foreign currencies and Growth Equity and Eagle International may only use futures on foreign currencies, as described above. Capital Appreciation, Eagle International, Growth Equity, Income-Growth, and Value Equity may use foreign currency forward contracts as described below.

      Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or basket of currencies, the values of which its subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging
Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

      Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation of a Fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      Growth Equity and Value Equity may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency, in an amount not to exceed 5% of their respective assets. Capital Appreciation may enter into contracts to purchase or sell foreign currencies at a future date that is not more than 30 days from the date of the contract. Eagle International generally will not enter into a forward contract with a term of greater than one year.

      Forward currency transactions may serve as long hedges - for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Foreign currency contract transactions also may serve as short hedges - for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

      Income-Growth and Eagle International may enter into a forward contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. Eagle may enter into such a forward contract when its subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar.

      In addition, Eagle International may use currency forward contracts when its subadviser wishes to "lock in" the U.S. dollar price of a security when Eagle International is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

      Income-Growth may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to Income-Growth from adverse changes in the relationship between the U.S. dollar and foreign currencies.

      As noted above, Capital Appreciation, Growth Equity, Income-Growth, and Value Equity may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Fund's subadviser believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

      In addition, Growth Equity, Income-Growth, and Value Equity may use foreign currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and its subadviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a Fund's exposure to foreign currency exchange rate fluctuations.

      The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As is the case with futures contracts, sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      COMBINED TRANSACTIONS. A Fund may enter into multiple futures transactions, instead of a single transaction, as part of a single or combined strategy when, in the opinion of its subadviser, it is in the best interests of a Fund to do so. A combined transaction usually will contain elements of risk that are present in each of its component transactions. Although combined transactions normally are entered into based on its subadviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination instead will increase such risks or hinder achievement of the portfolio management objective.

INVESTMENT LIMITATIONS

      FUNDAMENTAL INVESTMENT POLICIES

      In addition to the limits disclosed in "Investment Policies" above and the investment limitations described in the Prospectus, the Funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable Fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

      DIVERSIFICATION. With respect to 100% of the total assets of Capital Appreciation and Income-Growth and with respect to 75% of the total assets of the other Funds, no Fund may invest more than 5% of that Fund's assets (valued at market value) in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or purchase more than 10% of the voting securities of the voting securities of any one issuer.

      INDUSTRY CONCENTRATION. The Funds may not purchase securities if, as a result of such purchase, more than 25% of the value of each Fund's total assets would be invested in any one industry; however, this restriction does not apply to U.S. Government securities.

      BORROWING MONEY. The Funds may not borrow money except as a temporary measure for extraordinary or emergency purposes. Such borrowing is limited as follows:

      Income-Growth may not borrow money except from banks. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets at the time the borrowing is made. The Fund may not make additional investments when borrowings exceed 5% of the Fund's total assets.

      Capital Appreciation may not borrow money except from banks and only if at the time of such borrowings the total loans to the Fund do not exceed 5% of the Fund's total assets.

      Eagle International, Growth Equity, Mid Cap Fund, Small Cap and Value Equity may enter into reverse repurchase agreements in an amount up to 33 1/3% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the Funds to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. However, a Fund may not purchase additional portfolio investments once borrowed funds exceed 5% of total assets. When effecting reverse repurchase agreements, Fund assets in an amount sufficient to make payment for the obligations to be purchased will be segregated by the Custodian and on the Funds' records upon execution of the trade and maintained until the transaction has been settled. During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed funds will not be available for investment. The Funds will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

      Eagle International will not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of Eagle International's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure, such as to facilitate the meeting of higher redemption requests than anticipated (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. As a matter of nonfundamental investment policy, Eagle International may not make any additional investments if, immediately after such investments, outstanding borrowings of money would exceed 5% of the currency value of Eagle International's total assets.

      ISSUING SENIOR SECURITIES. The Funds may not issue senior securities, except as permitted by the investment objective, policies, and investment limitations of the Fund, except that (1) Eagle International, Growth Equity, Mid Cap and Value Equity may engage in transactions involving options, futures, forward currency contracts, or other financial instruments, and (2) Income-Growth may purchase and sell call options and forward contracts.

      UNDERWRITING. Subject to the following exceptions, no Fund may underwrite the securities of other issuers: (1) Eagle International, Growth Equity and Small Cap Fund may underwrite securities to the extent that, in connection with the disposition of portfolio securities, that Fund may be deemed to be an underwriter under federal securities laws, and (2) Capital Appreciation and Income-Growth may invest not more than 5% and Mid Cap, and Small Cap may invest not more than 15% of their respective net assets (taken at cost immediately after making such investment) in securities that are not readily marketable without registration under the 1933 Act.

      INVESTING IN COMMODITIES, MINERALS OR REAL ESTATE. With the following exceptions, the Funds may not invest in commodities, commodity contracts or real estate (including real estate limited partnerships, in the case of all the Funds except Income-Growth and Capital Appreciation): (1) The Funds may purchase securities issued by companies that invest in or sponsor such interests, (2) Value Equity may purchase and sell options, futures contracts, forward currency contracts and other financial instruments, (3) Eagle International may purchase and sell forward contracts, futures contracts, options and foreign currency, (4) Eagle International and Income-Growth may purchase securities that are secured by interests in real estate, (5) Income-Growth may write and purchase call options, sell forward contracts and engage in transactions in forward commitments, and (6) Capital Appreciation and Income-Growth may not invest in oil, gas, or other mineral programs except that they may purchase securities issued by companies that invest in or sponsor such interests.

      LOANS. The Funds may not make loans, except that all Funds except Eagle International may make loans under the following circumstances: (1) to the extent that the purchase of a portion of an issue of publicly distributed (and, in the case of Income-Growth, privately placed) notes, bonds, or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans; (2) where the Fund may enter into repurchase agreements as permitted under that Fund's investment policies; (3) Mid Cap, Value Equity, Income-Growth, and Growth Equity may make loans of portfolio securities as described in this SAI. Eagle International may make loans by purchase of debt obligations or by entering into repurchase agreements or through lending of Eagle International's portfolio securities.

      FUNDAMENTAL POLICIES UNIQUE TO EAGLE INTERNATIONAL

      Eagle International has adopted the following fundamental policies that can be changed only by shareholder vote:

      MARGINS. Eagle International will not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by Eagle International of initial or variation margin in connection with futures contracts, forward contracts or options is not considered the purchase of a security on margin.)

      SHORT SALES. Eagle International will not make short sales of securities or maintain a short position, except that Eagle International may maintain short positions in connection with its use of options, futures contracts, forward contracts and options on futures contracts, and Eagle International may sell short "against the box." As a matter of nonfundamental investment policy, Eagle will not sell securities short "against the box."

      FUNDAMENTAL POLICIES UNIQUE TO INCOME-GROWTH

      Income-Growth has adopted the following fundamental policies that can be changed only by shareholder vote:

      INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST. The Trust may not purchase or retain the securities of any issuer if the officers and Trustees of the Fund or Heritage or its subadviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

      REPURCHASE AGREEMENTS AND LOANS TO PORTFOLIO SECURITIES. The Fund may not enter into repurchase agreements with respect to more than 25% of its total assets and may not lend portfolio securities amounting to more than 25% of its total assets.

      MARGIN PURCHASES. The Fund may not purchase securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

      RESTRICTED SECURITIES. The Fund may not invest more than 5% of the Fund's total assets (taken at cost) in securities that are not readily marketable without registration under the 1933 Act (restricted securities).

      NON-FUNDAMENTAL INVESTMENT POLICIES

      Each Fund has adopted the following additional restrictions which, together with certain limits described in the Prospectus, may be changed by the Board of Trustees without shareholder approval in compliance with applicable law, regulation or regulatory policy.

      INVESTING IN ILLIQUID SECURITIES. Small Cap may not invest more than 15% and Capital Appreciation, Income-Growth and Value Equity may not invest more than 10% of their net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including, in the case of Income-Growth, privately placed securities.

      Growth Equity and Eagle International may not invest more than 10%, and Mid Cap may not invest more than 15% of their net assets in securities that are subject to restrictions on resale or are not readily marketable without registration under the 1933 Act and in repurchase agreements maturing in more than seven days.

      SELLING SHORT AND BUYING ON MARGIN. Capital Appreciation, Growth Equity, Mid Cap, Small Cap, and Value Equity may not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities; and, in addition, Growth Equity, Mid Cap, and Value Equity may make margin deposits in connection with the Fund's use of options, futures contracts, forward currency contracts in the case of Value Equity and Growth Equity, and other financial instruments.

      INVESTING IN INVESTMENT COMPANIES. Income-Growth, Mid Cap, Small Cap and Value Equity may not invest in securities issued by other investment companies except as permitted by the 1940 Act, and with respect to Small Cap and Value Equity, except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

      Capital Appreciation may not invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission is involved and only if immediately thereafter not more than 5% of Capital Appreciation's total assets (taken at market value) would be invested in such securities.

      Growth Equity may not invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

      Eagle International may not invest more than 10% of its total assets in securities of other investment companies. For purposes of this restriction, foreign banks and foreign insurance companies or their respective agents or subsidiaries are not considered investment companies. In addition, Eagle International may invest in the securities of other investment companies in connection with a merger, consolidation or acquisition of assets or other reorganization approved by Eagle International's shareholders. Eagle International may incur duplicate advisory or management fees when investing in another mutual fund.

      NON-FUNDAMENTAL POLICIES UNIQUE TO CAPITAL APPRECIATION

      Capital Appreciation has adopted the following non-fundamental policies:

      OPTION WRITING.  The Trust may not write put or call options.

      PLEDGING. The Trust may not pledge any securities except that it may pledge assets having a value of not more than 10% of its total assets to secure permitted borrowing from banks.

      Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

NET ASSET VALUE

      The net asset value per share of A shares, B shares and C shares is determined separately daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") each day the Exchange is open for business.

      A security listed or traded on the Exchange, or other domestic or foreign stock exchanges, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time or the security is traded in the OTC market the most recent quoted bid price is used. When market quotations for options and futures positions held by Value Equity, Growth Equity, Mid Cap and Eagle International are readily available, those positions will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. Securities and other assets for which market quotations are not readily available, or for which market quotes are not deemed to be reliable, are valued at fair value as determined in good faith by the Board of Trustees. Securities and other assets in foreign currency and foreign currency contracts will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a Fund calculates the daily net asset value of each class. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable.

      All securities and other assets quoted in foreign currency and forward currency contracts are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian. Foreign currency exchange rates generally are determined prior to the close of the Exchange. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the Exchange, which events will not be reflected in a computation of the Fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. The foreign currency exchange transactions of a Fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

      The Funds are open for business on days on which the Exchange is open (each a "Business Day"). Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the Funds' close of business on each Business Day. In addition, European or Far Eastern securities trading may not take place on all Business Days. Furthermore, trading takes place in various foreign capital markets on days that are not Business Days and on which the Funds' net asset value is not calculated.

Calculation of net asset value of A shares and C shares does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Funds calculate net asset value per share and, therefore, effect sales and redemptions, as of the close of regular trading on the Exchange each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the Funds' net asset value is calculated, such securities and other assets will be valued at fair value by methods as determined in good faith by or under the direction of the Board of Trustees.

      The Board of Trustees may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the Exchange is closed other than for the customary weekend and holiday closings, (2) during which trading on the Exchange is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or it is not reasonably practical for the Funds fairly to determine the value of their net assets, or
(4) for such other periods as the SEC may by order permit for the protection of the holders of A shares and C shares.

PERFORMANCE INFORMATION

      The Funds' performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes for each class used in each Fund's advertising and promotional materials are calculated according to the following formula:

                           P(1+T)n(SUPERSCRIPT) = ERV
            where:P     =     a hypothetical initial payment of $1,000
                  T     =     average annual total return
                  n     =     number of years
                  ERV   =     ending   redeemable   value  of  a  hypothetical
                              $1,000 payment made at the beginning of the period at the end of that period

      In calculating the ending redeemable value for A shares, each Fund's current maximum sales load of 4.75% is deducted from the initial $1,000 payment and, for B shares and C shares, the applicable CDSL imposed on a redemption of B shares or C shares held for the period is deducted. All dividends and other distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Based on this formula, the total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.

      In connection with communicating its total return to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. In addition, each Fund may from time to time include in advertising and promotional materials total return figures that are not calculated according to the formula set forth above for each class of shares. For example, in comparing a Fund's aggregate total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., or with such market indices as the Dow Jones Industrial Average, and the S&P 500 Index, each Fund calculates its cumulative total return for each class for the specified periods of time by assuming an investment of $10,000 in that class of shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Funds do not, for these purposes, deduct from the initial value invested any amount representing front-end sales loads charged on A shares or CDSLs charged on B shares and C shares. By not annualizing the performance and excluding the effect of the front-end sales load on A shares and the CDSL on B shares and C shares, the total return calculated in this manner simply will reflect the increase in net asset value per share over a period of time, adjusted for dividends and other distributions. Calculating total return without taking into account the sales load or CDSL results in a higher rate of return than calculating total return net of the front-end sales load.

      The average annualized total return and cumulative return are as follows for each period of each Fund below. Return information is not available for Mid Cap because Mid Cap did not commence operations until November 2, 1997. In addition, return information is not available for B shares because they were not offered prior to the date of this SAI.

                                                         Average
                                                        Annualized        Total
    Fund      Shares               Period              Total Return       Return
    ----      ------               ------              ------------       ------

Capital      A shares     One-year period ended
Appreciation              August 31, 1997                 27.27%

                          Five-year period ended
                          August 31, 1997                 16.45%        124.89%

                          Ten-year period ended
                          August 31, 1997                 11.35%        207.82%

                          December 12, 1985
                          (commencement of                12.68%        325.87%
                          operations) to August 31,
                          1997

             C shares     One-year period ended
                          August 31, 1997                 32.91%

                          April 3, 1995 (initial
                          offering of shares) to          22.43%        62.96%
                          August 31, 1997

Eagle        A shares     One-year period ended
Inter-                    October 31, 1997                9.98%
national
                          December 27, 1995 (initial
                          offering of A shares) to        5.89%         16.68%
                          October 31, 1997

             C shares     One-year period ended
                          October 31, 1997                9.79%

                          December 27 1995 (initial
                          offering of C shares) to        7.87%         15.04%
                          October 31, 1997

                                                         Average
                                                        Annualized       Total
    Fund      Shares               Period              Total Return      Return
    ----      ------               ------              ------------      ------

Growth       A shares     One-year period ended
Equity                    October 31, 1997                27.63%

                          November 16, 1995
                          (commencement of                26.48%        66.34%
                          operations) to October 31,
                          1997

             C shares     One-year period ended
                          October 31, 1997                32.99%

                          November 16, 1995
                          (commencement of                28.68%        63.89%
                          operations) to October 31,
                          1997

Income-      A Shares     One-year period ended
Growth                    September 30, 1997              23.30%

                          Five-year period ended
                          September 30, 1997              16.39%        124.32%

                          Ten-year period ended
                          September 30, 1997              11.57%        214.18%

                          December 15, 1986
                          (commencement of                11.36%        235.51%
                          operations) to September
                          30, 1997

             C shares     One-year period ended
                          September 30, 1997              28.49%

                          April 3, 1995 (initial
                          offering of shares) to          25.55%        76.49%
                          September 30, 1997

Small Cap    A shares     One-year period ended
                          October 31, 1997                30.18%

                          May 7, 1993 (commencement
                          of operations) to               21.95%       155.80%
                          October 31, 1997

            C shares      One-year period ended
                          October 31, 1997                35.63%

                          April 3, 1995 (initial
                          offering of C shares) to        34.54%       115.03%
                          October 31, 1997

                                                         Average
                                                        Annualized        Total
    Fund      Shares               Period              Total Return       Return
    ----      ------               ------              ------------       ------

Value Equity A shares     One-year period ended
                          October 31, 1997                22.57%

                          December 30, 1994
                          (commencement of                23.01%        88.99%
                          operations) to October 31,
                          1997

             C shares     One-year period ended
                          October 31, 1997                27.79%

                          April 3, 1995 (initial
                          offering of C shares) to        23.79%        73.45%
                          October 31, 1997


INVESTING IN THE FUNDS

      A shares, B shares and C shares are sold at their next determined net asset value on Business Days. The procedures for purchasing shares of a Fund are explained in the Prospectus under "Purchase Procedures."

      SYSTEMATIC INVESTMENT OPTIONS

      The options below allow you to invest continually in one or more Funds at regular intervals.

      1. Systematic Investing -- You may authorize Heritage to process a monthly draft from your personal checking account for investment into a Fund. The draft is returned by your bank the same way a canceled check is returned.

      2. Payroll Direct Deposit -- If your employer participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to a Fund. This will generate a purchase transaction each time you are paid by your employer. Your employer will report to you the amount sent from each paycheck.

      3. Government Direct Deposit -- If you receive a qualifying periodic payment from the U.S. Government or other agency that participates in Direct Deposit, you may have all or a part of each check directed to purchase shares of a Fund. The U.S. Government or agency will report to you all payments made.

      4. Automatic Exchange -- If you own shares of another Heritage mutual fund advised or administered by Heritage ("Heritage Mutual Fund"), you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of a Fund. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

      You may change or terminate any of the above options at any time.

      RETIREMENT PLANS

      HERITAGE IRA. Individuals who earn compensation and who have not reached age 70 1/2 before the close of the year generally may establish a Heritage Individual Retirement Account ("IRA"). An individual may make limited contributions to a Heritage IRA through the purchase of shares of a Fund and/or other Heritage Mutual Funds. The Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of IRA contributions to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to $2,000 per year (or $4,000, if such contributions also are made for a nonworking spouse and a joint return is filed). In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish an "education IRA" and/or a "Roth IRA"; although contributions to these new types of IRAs (established by the Taxpayer Relief Act of 1997 ("Tax Act")) are nondeductible, withdrawals from them will not be taxable under certain circumstances. A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact Heritage.

      Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

      OTHER RETIREMENT PLANS. Multiple participant payroll deduction retirement plans also may purchase A shares of any Heritage Mutual Fund at a reduced sales load on a monthly basis during the 13-month period following such a plan's initial purchase. The sales load applicable to an initial purchase of A shares will be that normally applicable under the schedule of sales loads set forth in the Prospectus to an investment 13 times larger than the initial purchase. The sales load applicable to each succeeding monthly purchase of A shares will be that normally applicable, under the schedule, to an investment equal to the sum of (1) the total purchase previously made during the 13-month period and (2) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales loads previously paid during such period will not be adjusted retroactively on the basis of later purchases. Multiple participant payroll deduction retirement plans may purchase C shares at any time.

      CLASS A COMBINED PURCHASE PRIVILEGE (RIGHT OF ACCUMULATION)

      Certain investors may qualify for the Class A sales load reductions indicated in the sales load schedule in the Prospectus by combining purchases of A shares into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing A shares for his or their own account; a single purchase by a trustee or other fiduciary purchasing A shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of A shares or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser. A "purchase" also may include A shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales load.

      The applicable A shares initial sales load will be based on the total of:

            (i)    the investor's current purchase;

            (ii) the net asset value (at the close of business on the previous day) of (a) all A shares of a Fund held by the investor and (b) all A shares of any other Heritage Mutual Fund held by the investor and purchased at a time when A shares of such other fund were distributed subject to a sales load (including Heritage Cash Trust shares acquired by exchange); and

            (iii) the net asset  value of all A shares  described  in  paragraph
(ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single "purchase."

      A shares of Heritage Income Trust-Intermediate Government Fund ("Intermediate Government") purchased from February 1, 1992 through July 31, 1992, without payment of a sales load will be deemed to fall under the provisions of paragraph (ii) as if they had been distributed without being subject to a sales load, unless those shares were acquired through an exchange of other shares that were subject to a sales load.

      To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

      CLASS A STATEMENT OF INTENTION

      Investors also may obtain the reduced sales loads shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in A shares of a Fund or any other Heritage Mutual Fund. Each purchase of A shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement. In addition, if you own Class A shares of any other Heritage Mutual Fund subject to a sales load, you may include those shares in computing the amount necessary to qualify for a sales load reduction.

      The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales load applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed A shares will be redeemed involuntarily to pay the additional sales load, if necessary. When the full amount indicated has been purchased, the escrow will be released. To the extent an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales load, the sales load will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales load will be used to purchase additional A shares of a Fund subject to the rate of sales load applicable to the actual amount of the aggregate purchases. An investor may amend his/her Statement of Intention to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales load in effect for the higher amount. The escrow procedures discussed above will apply.

REDEEMING SHARES

      The methods of redemption are described in the section of the Prospectus entitled "How to Redeem Shares."

      SYSTEMATIC WITHDRAWAL PLAN

      Shareholders may elect to make systematic withdrawals from a Fund account of a minimum of $50 on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan currently is not available for shares held in an individual retirement account, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan, or other retirement plans, unless the shareholder establishes to Heritage's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or Heritage.

      Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Systematic withdrawals of C shares, if made in less than one year of the date of purchase, will be charged a CDSL of 1%. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding Business Day, minus any applicable CDSL for B shares and C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be reinvested automatically in Fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to Heritage or the Distributor. The Funds, and the transfer agent and Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

      Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

      Ordinarily, a shareholder should not purchase additional A shares of a Fund if maintaining a Systematic Withdrawal Plan of A shares because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A Fund will not knowingly accept purchase orders from shareholders for additional A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Plan may not make periodic investments under each Fund's Automatic Investment Plan.

      TELEPHONE TRANSACTIONS

      Shareholders may redeem shares by placing a telephone request to a Fund. A Fund, Heritage, Eagle, the Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If a Fund, Heritage, Eagle, the Distributor and their

Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

      REDEMPTIONS IN KIND

      A Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board of Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each Fund determines net asset value. The portfolio instruments will be selected in a manner that the Board of Trustees deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

      RECEIVING PAYMENT

      If shares of a Fund are redeemed by a shareholder through the Distributor or a participating dealer, the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSL for B shares and C shares. Requests for redemption received after the close of regular trading on the Exchange will be executed on the next trading day. Payment for shares redeemed normally will be made by a Fund to the Distributor or a participating dealer by the third business day after the day the redemption request was made, provided that certificates for shares have been delivered in proper form for transfer to the Fund, or if no certificates have been issued, a written request signed by the shareholder has been provided to the Distributor or a participating dealer prior to settlement date.

      Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of Fund shares can be directed to registered representatives of the Distributor or a participating dealer, or to Heritage.

EXCHANGE PRIVILEGE

      An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone or telegram requests for an exchange received by a Fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day.

      A shares of Intermediate Government purchased from February 1, 1992 through July 31, 1992, without payment of an initial sales load may be exchanged into A shares of a Fund without payment of any sales load. A shares of Intermediate Government purchased after July 31, 1992 without an initial sales load will be subject to a sales load when exchanged into A shares of a Fund, unless those shares were acquired through an exchange of other A shares that were subject to an initial sales load.

CONVERSION OF CLASS B SHARES

      B shares of the Funds automatically will convert to A shares, based on the relative net asset values per share of the two classes, eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. For the purpose of calculating the holding period required for conversion of B shares, the date of initial issuance shall mean (i) the date on which such B shares were issued or (ii) for B shares obtained through an exchange, or a series of exchanges, the date on which the original B shares were issued. For purposes of conversion to A shares, B shares purchased through the reinvestment of dividends and other distributions paid in respect of B shares will be held in a separate sub-account. Each time any B shares in the shareholder's regular account (other than those in the sub-account) convert to A shares, a pro rata portion of the B shares in the sub-account will also convert to A shares. The portion will be determined by the ratio that the shareholder's B shares converting to A shares bears to the shareholder's total B shares not acquired through dividends and other distributions.

      The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on A shares and B shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the B shares would not be converted and would continue to be subject to the higher ongoing expenses of the B shares beyond eight years from the date of purchase. Heritage and Eagle have no reason to believe that this condition for the availability of the conversion feature will not be met.


TAXES

      GENERAL. Each Fund is treated as a separate corporation for Federal income tax purposes. In order to qualify or to continue to qualify for the favorable tax treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      A redemption of Fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on A shares). An exchange of shares of any Fund for shares of another Heritage Mutual Fund (including another Fund) generally will have similar tax consequences. However, special rules apply when a shareholder disposes of A shares of a Fund through a redemption or exchange within 90 days after purchase thereof and subsequently reacquires A shares of that Fund or acquires A shares of another Heritage Mutual Fund without paying a sales load due to the 90-day reinstatement or exchange privilege. In these cases, any gain on the disposition of the original A shares will be increased, or loss decreased, by the amount of the sales load paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if shares of a Fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

      INCOME FROM FOREIGN SECURITIES. Dividends and interest received by each Fund (other than Small Cap) may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. Pursuant to any such election, each Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within foreign countries and U.S. possessions and foreign taxes paid by it if it makes this election.
Pursuant to the Tax Act, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

      Each Fund, except Small Cap, may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

      If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Each Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the securities and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

      HEDGING STRATEGIES. The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Certain options and futures in which a Fund may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. The 60% portion of that capital gain that is treated as long-term capital gain will qualify for the reduced maximum tax rates on net capital gain of 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

      Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

      If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

      ORIGINAL ISSUE DISCOUNT SECURITIES. Income-Growth may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, Income-Growth must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because Income-Growth annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, Income-Growth may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from Income-Growth's cash assets or from the proceeds of sales of portfolio securities, if necessary. Income-Growth may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      Investors are advised to consult their own tax advisers regarding the status of an investment in the Funds under state and local tax laws.

FUND INFORMATION

      MANAGEMENT OF THE FUNDS

      TRUSTEES AND OFFICERS. Each Fund's Trustees and Officers are listed below with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), RJA, Heritage and Eagle.

                                Position With       Principal Occupation
              Name              Each Trust         During Past Five Years
              ----              ----------         ----------------------

Thomas A. James* (55)             Trustee      Chairman  of  the  Board  since
880 Carillon Parkway                           1986   and   Chief    Executive
St. Petersburg, FL                             Officer   since  1969  of  RJF;
33716                                          Chairman  of the  Board  of RJA
                                               since 1986;  Chairman of the
                                               Board  of Eagle  since  1984
                                               and Chief Executive  Officer
                                               of Eagle, 1994 to 1996.

                                Position With        Principal Occupation
              Name              Each Trust         During Past Five Years
              ----              ----------         ----------------------

Richard K. Riess* (48)            Trustee      Chief   Executive   Officer  of
880 Carillon Parkway                           Eagle  since  1996,  President,
St. Petersburg, FL                             1995    to    present,    Chief
33716                                          Operating   Officer,   1988  to
                                               1996,       Executive      Vice
                                               President, 1988 to 1993.


Donald W. Burton*  (53)           Trustee      President  of  South   Atlantic
614 W. Bay Street                              Capital  Corporation   (venture
Suite 200                                      capital) since 1981.
Tampa, FL  33606

C. Andrew Graham (57)             Trustee      Vice   President  of  Financial
Financial Designs, Ltd.                        Designs   Ltd.    since   1992;
1775 Sherman Street                            Executive   Vice  President  of
Suite 1900                                     the Madison Group,  Inc.,  1991
Denver, CO  80203                              to  1992;  Principal  of  First
                                               Denver  Financial   Corporation
                                               (investment    banking)   since
                                               1987.

David M. Phillips (58)            Trustee      Chairman  and  Chief  Executive
World Trade Center                             Officer   of  CCC   Information
  Chicago                                      Services,  Inc.  since 1994 and
444 Merchandise Mart                           of     InfoVest     Corporation
Chicago, IL  60654                             (information  services  to  the
                                               insurance  and auto  industries
                                               and consumer  households) since
                                               1982.

Eric Stattin (64)                              Trustee Litigation  Consultant/
1975 Evening Star Drive                        Expert Witness and private
Park City, UT 84060                            investor since 1988.

James L. Pappas (54)              Trustee      Lykes  Professor of Banking and
University of South                            Finance     since    1986    at
  Florida                                      University  of  South  Florida;
College of Business                            Dean  of  College  of  Business
  Administration                               Administration 1987 to 1996.
Tampa, FL  33620

Stephen G. Hill (38)              President    Chief  Executive   Officer  and
880 Carillon Parkway                           President  of  Heritage   since
St. Petersburg, FL                             1989 and  Director  since 1994;
33716                                          Director of Eagle since 1995.

                                Position With        Principal Occupation
              Name              Each Trust         During Past Five Years
              ----              ----------         ----------------------

Donald H. Glassman (40)           Treasurer    Treasurer  of  Heritage   since
880 Carillon Parkway                           1989;   Treasurer  of  Heritage
St. Petersburg, FL                             Mutual Funds since 1989.
33716

Clifford J. Alexander (53)        Secretary    Partner,      Kirkpatrick     &
1800 Massachusetts                             Lockhart LLP (law firm).
   Ave., NW
Washington, DC  20036

Patricia Schneider (56)           Assistant    Compliance   Administrator   of
880 Carillon Parkway              Secretary    Heritage.
St. Petersburg, FL
33716

Robert J. Zutz (44)               Assistant    Partner,      Kirkpatrick     &
1800 Massachusetts                Secretary    Lockhart LLP (law firm).
  Ave., NW
Washington, DC  20036

      * These Trustees are "interested persons" as defined in section 2(a)(19) of the 1940 Act.

      The Trustees and officers of the Trust, as a group, own less than 1% of each class of each Fund's shares outstanding. Each Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

      The Series Trust currently pays Trustees who are not employees of the Manager or its affiliates $3,333 annually and $1,250 per meeting of the Board of Trustees. Income-Growth and Capital Appreciation each pay such Trustees $667 annually and $250 per meeting of the Board of Trustees. Trustees also are reimbursed for any expenses incurred in attending meetings. Because Heritage or Eagle, as applicable, performs substantially all of the services necessary for the operation of each Fund, each Fund requires no employees. No officer, director or employee of Heritage or Eagle receives any compensation from either Fund for acting as a director or officer. The following table shows the compensation earned by each Trustee for each Trust's prior fiscal year ended.

                               COMPENSATION TABLE

                                                                      Total
                                                                   Compensation
                                                                  From the Trust
                   Aggregate       Aggregate                    and the Heritage
                  Compensation   Compensation      Aggregate     Family of Funds
                  From Capital       From        Compensation          Paid
Name of Person,   Appreciation   Income-growth     From the             to
     Position        Trust(1)      Trust(2)      Series Trust(3)     Trustees(4)
     --------        --------      --------      ---------------     -----------

Donald W.             $1,454         $1,454          $5,820           $16,000
Burton, Trustee

C. Andrew             $1,454         $1,454          $5,820           $16,000
Graham, Trustee

David M.              $1,091         $1,091          $4,364           $12,000
Phillips,
Trustee

Eric Stattin,         $1,454         $1,454          $5,820           $16,000
Trustee

James L.              $1,272         $1,272          $5,092           $14,000
Pappas,
Trustee

Richard K.                $0             $0              $0                $0
Riess,
Trustee

Thomas A. James,          $0             $0              $0                $0
Trustee
-------------------------

(1) For the fiscal year ended August 31, 1997.

(2) For the fiscal year ended September 30, 1997.

(3) For the fiscal year ended October 31, 1997.

(4)The Heritage Mutual Funds consist of six separate registered investment companies, including Capital Appreciation, Income-Trust and Series Trust.

      No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of any Trust's expenses.

      FIVE PERCENT SHAREHOLDERS

      Listed below are shareholders who owned of record or were known by the Funds to own beneficially five percent or more of the outstanding Class C shares of the Capital Appreciation Trust as of November 30, 1997.

         Name and Address           Percent Owned
         ----------------           -------------

William J. Gamble                       7.825%
2101 Cantu Court
Sarasota, FL 34232-6240

Raymond James & Assoc. Inc.             6.494%
Cust. Jerry Harris
P.O. Box 12749
St. Petersburg, FL 33733-2749



      INVESTMENT ADVISERS AND ADMINISTRATOR; SUBADVISERS

      The investment adviser and administrator for each Fund except Eagle International is Heritage Asset Management, Inc. Heritage was organized as a Florida corporation in 1985. The investment adviser for Eagle International is Eagle Asset Management, Inc. Eagle was organized as a Florida corporation in 1976. All the capital stock of both Heritage and Eagle is owned by Raymond James Financial, Inc. ("RJF"). RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

      With respect to each Fund except Eagle International, Heritage is responsible for overseeing the Fund's investment and noninvestment affairs, subject to the control and direction of the Fund's Board. The Series Trust, on behalf of Growth Equity, Mid Cap, Small Cap and Value Equity entered into an Investment Advisory and Administration Agreement with Heritage dated March 29, 1993 and last supplemented on September 29, 1997. Capital Appreciation and
Income-Growth entered into Investment Advisory and Administration Agreements dated November 13, 1985 and October 31, 1986, respectively and, in the case of Capital Appreciation, amended on November 19, 1996. The Investment Advisory and Administration Agreements require that Heritage review and establish investment policies for each Fund and administer the Funds' noninvestment affairs.

      On behalf of Eagle International, the Series Trust also entered into an Investment Advisory and Administration Agreement (collectively with the Advisory Agreements discussed above, "Advisory Agreements") dated February 14, 1995 with Eagle to provide oversight of Eagle International's investment and noninvestment affairs, subject to the control and direction of the Board.

      Under separate Subadvisory Agreements, Eagle and Liberty Investment Management, a division of Goldman Sachs Asset Management ("Liberty"), subject to the direction and control of Capital Appreciation's Board of Trustees, provide investment advice and portfolio management services to Capital Appreciation for a fee payable by Heritage. None of Capital Appreciation's assets currently are allocated to Eagle. Under separate Subadvisory Agreements, Eagle and Awad & Associates ("Awad") each provide investment advice and portfolio management services, subject to direction by Heritage and the Series Trust's Board of Trustees, to Small Cap for a fee payable by Heritage. Under a Subadvisory Agreement, Eagle provides investment advice and portfolio management services, subject to the direction of Heritage and the Board of Trustees, to Growth Equity, Income-Growth, Mid Cap and Value Equity for a fee payable by Heritage. Under a Subadvisory Agreement, Martin Currie Inc. ("Martin Currie") provides investment advice and portfolio management services, subject to the direction of Eagle and the Board of Trustees, to Eagle International for a fee payable by Eagle (collectively, the "Subadvisory Agreements").

      Heritage and Eagle, as applicable, also are obligated to furnish each Fund with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of a Fund. Heritage and Eagle, as applicable, and their affiliates also pay all the compensation of Trustees of the Trust who are employees of Heritage or Eagle and their affiliates. Each Fund pays all its other expenses that are not assumed by Heritage or Eagle, as applicable. Each Fund also is liable for such nonrecurring expenses as may arise, including litigation to which a Fund may be a party. Each Fund also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

      The Advisory Agreements and the Subadvisory Agreements each were approved by the Board of Trustees (including all of the Trustees who are not "interested persons" of Heritage and Eagle or the subadvisers, as defined under the 1940
Act) and by the shareholders of the applicable Funds in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Heritage, Eagle, the subadvisers or the Trust, and by (2) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of a Fund. The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days' written notice by the Trust to either party. In addition, the Advisory Agreements may be terminated on not less than 60 days' written notice by Heritage or Eagle, as applicable, to a Fund and the Subadvisory Agreements may be terminated on not less than 60 days' written notice by Heritage or Eagle, as applicable, or 90 days' written notice by the subadvisers. Under the terms of the Advisory Agreement, Heritage and Eagle automatically become responsible for the obligations of the subadvisers upon termination of the Subadvisory Agreements. In the event Heritage or Eagle, as applicable, ceases to be the investment adviser of a Fund or the Distributor ceases to be principal distributor of shares of a Fund, the right of a Fund to use the identifying name of "Heritage" may be withdrawn.

      Heritage, Eagle and the subadvisers shall not be liable to either Fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a Fund or for any losses that may be sustained in the purchase, holding or sale of any security.

      All of the officers of each Fund except for Messrs. Alexander and Zutz are
officers  or   directors  of  Heritage,   Eagle  or  their   affiliates.   These
relationships are described under "Management of the Funds."

      ADVISORY AND ADMINISTRATION FEE. The annual investment advisory fee paid monthly by each Fund to Heritage or Eagle, as applicable, is based on the applicable Fund's average daily net assets as listed in the Prospectus.

      CAPITAL APPRECIATION. For Capital Appreciation, Heritage has voluntarily agreed to waive management fees to the extent that total annual operating expenses attributable to A shares exceed 1.45% of the average daily net assets or to the extent that total annual operating expenses attributable to C shares exceed 2.20% of average daily net assets. For the three fiscal years ended August 31, 1995, 1996 and 1997, Heritage earned $711,510, $736,180 and $585,991
(of which $177,878, $184,045 and $0 was waived), respectively.

      Heritage has entered into agreements with Eagle and Liberty to provide investment advice and portfolio management services to Capital Appreciation for an annual fee to be paid by Heritage to Liberty of .25% of Capital Appreciation's average daily net assets and for an annual fee paid by Heritage to Eagle of 50% of the fees payable to Heritage by Capital Appreciation, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. Eagle currently does not have any of Capital Appreciation's assets under management, and, therefore, does not receive a fee from Heritage. For the three fiscal years ended August 31, 1997, Heritage paid $221,041, $184,045 and $195,330, respectively.

      EAGLE INTERNATIONAL. For Eagle International, Eagle has voluntarily agreed to waive management fees to the extent that Class A annual operating expenses, exclusive of foreign taxes paid, exceed 1.97% or to the extent that Class B and Class C annual operating expenses exceed 2.72% of average daily net assets attributable to that class during this fiscal year. For the period May 1, 1995 (commencement of operations) to October 31, 1995 and for the two fiscal years ended October 31, 1997, management fees amounted to $32,303, $189,777 and $351,913, respectively. For the same periods, Eagle waived its fees in the amounts of $32,303, $134,735 and $91,433, respectively, and was reimbursed expenses in the amount of $48,001 for the period ended October 31, 1995.

      Eagle  has  entered  into an  agreement  with  Martin  Currie  to  provide investment advisory advice and portfolio management services to Eagle International for a fee based on Eagle International's average daily net assets paid by Eagle to Martin Currie equal to .50% on the first $100 million of assets and .40% thereafter, without regard to any reduction in fees actually paid to Eagle as a result of expense limitations. For the period May 1, 1995 (commencement of operations) to October 31, 1995 and the two fiscal years ended October 31, 1997, Eagle paid Martin Currie subadvisory fees of $16,152, $94,888 and $175,957, respectively.

      GROWTH EQUITY. For Growth Equity, Heritage has voluntarily agreed to waive management fees to the extent that Class A annual operating expenses exceed 1.60% or to the extent that Class C annual operating expenses exceed 2.35% of average daily net assets attributable to that class during this fiscal year. For the period November 16, 1995 (commencement of operations) to October 31, 1996 and the fiscal year ended October 31, 1997, management fees amounted to $77,137 and $240,084. For the first period Heritage waived $76,210 of its fees.

      Heritage has entered into an agreement with Eagle to provide investment advisory advice and portfolio management services to Growth Equity for a fee paid by Heritage to Eagle equal to 50% of the fees paid to Heritage, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the period November 16, 1995 (commencement of operations) to October 31, 1996 and the fiscal year ended October 31, 1997, Heritage paid Eagle subadvisory fees of $38,568 and $110,273.

      INCOME-GROWTH. For Income-Growth, Heritage has voluntarily agreed to waive management fees to the extent that total annual operating expenses attributable to A shares exceed 1.60% of the average daily net assets or to the extent that total annual operating expenses attributable to C shares exceed 2.35% of average daily net assets. For the fiscal years ended September 30, 1995, 1996 and 1997, Heritage earned approximately $242,000, $294,000 and $483,882, respectively.

      Heritage has entered into an agreement with Eagle to provide investment advice and portfolio management services to Income-Growth for a fee paid by Heritage equal to 50% of the fees payable to Heritage by Income-Growth, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the three fiscal years ended September 30, 1995, 1996 and 1997, Heritage paid Eagle approximately $121,000, $147,000 and $241,941 respectively.

      MID CAP. For Mid Cap, Heritage has voluntarily agreed to waive its management fees to the extent that annual operating expenses attributable to A shares exceed 1.60 % of the average daily net assets or to the extent that annual operating expenses attributable to C shares exceed 2.35% of average daily net assets attributable to that class during this fiscal year. Heritage has entered into an agreement with Eagle to provide investment advice and portfolio management services to Mid Cap for a fee paid by Heritage to Eagle equal to 50% of the fees payable to Heritage by the Fund, without regard to any reduction in fees actually paid to Heritage as a result of voluntary fee waivers by Heritage. Because Mid Cap did not commence operations until this fiscal year, Heritage Eagle has not received any fees relating to Mid Cap.

      SMALL CAP. For Small Cap, Heritage has voluntarily agreed to waive its management fees to the extent that annual operating expenses attributable to A shares exceed 1.60% of the average daily net assets or to the extent that annual operating expenses attributable to B shares and C shares exceed 2.35% of average daily net assets attributable to that class during this fiscal year. For the three years ended October 31, 1997, management fees amounted to $465,132, $827,233 and $1,609,998, respectively.

      Heritage has entered into an agreement with Eagle and Awad to provide investment advice and portfolio management services to Small Cap for a fee paid by Heritage to each subadviser with respect to the amount of Small Cap assets under management equal to 50% of the fees payable to Heritage by Small Cap, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. The Research Department of Raymond James & Associates, Inc. ("Research"), a former subadviser of Small Cap who resigned as its subadviser on November 20, 1995, received from Heritage for the November 1, 1995 to November 20, 1995 (when Research resigned as subadviser), subadvisory fees of $74,583. Eagle began as subadviser to Small Cap on August 7, 1995 and received subadvisory fees from Heritage for the period August 7, 1995 to October 31, 1995 and the two fiscal years ended October 31, 1997 in the amount of $30,725, $203,492 and $427,907, respectively. For the three fiscal years ended October 31, 1997, Heritage paid Awad subadvisory fees of $127,866, $210,124 and $377,092, respectively.

      VALUE EQUITY. For Value Equity, effective March 1, 1997, Heritage voluntarily has agreed to waive management fees to the extent that annual operating expenses attributable to A shares exceed 1.60% of average daily net assets or to the extent that annual operating expenses attributable to B shares and C shares exceed 2.35% of average daily net assets attributable to that class during this fiscal year. For the period December 30, 1994 (commencement of operations) to October 31, 1995 and the two fiscal years ended October 31, 1997, management fees amounted to $47,250, $168,020 and $263,164, respectively. For the first two periods, Heritage waived its fees in the amount of $47,250 and $76,062, respectively, and reimbursed expenses in the amount of $68,724 for the period ended October 31, 1995.

      Heritage has entered into an agreement with Eagle to provide investment advice and portfolio management services to Value Equity for a fee paid by Heritage to Eagle, as applicable, equal to 50% of the fees paid to Heritage, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the period December 30, 1994 (commencement of operations) to October 31, 1995 and the fiscal years ended October 31, 1997, Heritage paid Eagle subadvisory fees of $23,625, $45,947 and $111,334, respectively. Dreman Value Advisor, Inc. ("Dreman"), a former subadviser of Value Equity, received from Heritage for the periods June 1, 1996 (when Dreman began managing Value Equity's assets) to October 31, 1996 and November 1, 1996 to October 1, 1997 (when Heritage allocated Value Equity's assets to Eagle), subadvisory fees of $38,063 and $99,243, respectively.

      CLASS-SPECIFIC EXPENSES. Each Fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a Fund's shares to which those expenses are attributable.

      BROKERAGE PRACTICES

      While each Fund generally purchases securities for long-term capital gains, each Fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. A Fund's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. Capital Appreciation's portfolio turnover rate was 54% and 42% for the two years ended August 31, 1997. Eagle International's portfolio turnover rates for the two years ended October 31, 1997 were 59% and 50%. Growth Equity's portfolio turnover rate for the period November 16, 1995 (commencement of operations) to October 31, 1997 and the fiscal year ended October 31, 1997 were 23% (not annualized) and 50%. Income-Growth's portfolio turnover rates for the two years ended September 1997, were 75% and 75%. Mid Cap's turnover rate is expected to be 100%. Small Cap's portfolio turnover rates for the two years ended October 31, 1997 were 80% and 54%. Value Equity's portfolio turnover rate for two years ended October 31, 1997, were 129% and 155%.

      The subadvisers are responsible for the execution of each Fund's portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that a Fund necessarily will be paying the lowest commission or spread available. Rather, each Fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities, and any risk assumed by the executing broker.

      It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, the subadvisers may give consideration to research, statistical and other services furnished by brokers or dealers. In addition, the subadvisers may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that the subadvisers determine in good faith that such commission is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the subadvisers in connection with services to clients other than the Funds. Eagle International also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by Eagle International to dealers on the basis of such research services.

      Capital Appreciation, Eagle International, Growth Equity, Income-Growth, Mid Cap and Value Equity may use the Distributor, its affiliates or certain affiliates of Heritage and Eagle as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor, its affiliates or certain affiliates of Heritage and Eagle will not exceed "usual and customary brokerage commissions." Rule l7e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

      Although it currently does not intend to do so, Small Cap may use the Distributor as broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Provided, however, that if Small Cap does use the Distributor as a broker, commissions paid to the Distributor will not exceed "usual and customary brokerage commissions" as defined above.

      The subadvisers also may select other brokers to execute portfolio transactions. In the OTC market, each Fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained.

      Aggregate brokerage commissions paid by Capital Appreciation for the three fiscal years ended August 31, 1997 amounted to $125,563, $108,010 and $93,760, respectively. Those commissions were paid on brokerage transactions worth $84,219,558, $80,918,168 and $60,754,010, respectively. Aggregate brokerage commissions  paid by Capital  Appreciation  to the  Distributor,  an  affiliated broker-dealer, for the same periods amounted to $3,090, $0 and $168, respectively, or 2.5%, 0% and less than 1%, respectively of the aggregate commissions paid. These commissions to the Distributor were paid on aggregate brokerage transactions of $1,911,784, $0 and $133,398, respectively or 2.3%, 0% and less than 1%, respectively of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Growth Equity for the period November 26, 1995 (commencement of operations) to October 31, 1996 and the fiscal year ended October 31, 1997 amounted to $18,075 and $36,721, respectively. Those commissions were paid on brokerage transactions worth $33,451,360 for the period ended October 31, 1997. Aggregate brokerage commissions paid by Growth Equity to the Distributor for the periods November 26, 1995 to October 31, 1996 and the year ended October 31, 1997 were $0 and $1,560, respectively, or 4.2% of the aggregate commissions paid for the most recent period. The commissions to the Distributor for the period ended October 31, 1997 were paid on aggregate brokerage transactions of $1,300,764 or 3.9% of total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Income-Growth for the three fiscal years ended September 30, 1997 amounted to $53,748, $61,278 and $141,722, respectively. Those commissions were paid on brokerage transactions worth $28,057,262, $56,150,173 and $76,915,866, respectively. Aggregate brokerage commissions paid by Income-Growth to the Distributor amounted to $7,852 or 14.6%, $12,370 or 16.80% and $30,879 or 21.8%, respectively, of the aggregate commissions paid. These commissions to the Distributor were paid on aggregate brokerage transactions of $1,830,625 (or 6.5%), $2,535,393 (or 4.52%) and
$3,498,292  (or  4.5%),   respectively,   of  the  total   aggregate   brokerage
transactions.

      Aggregate brokerage commissions paid by Small Cap for the three years ended October 31, 1997 amounted to $196,353, $297,557 and $490,512, respectively. These commissions were paid on brokerage transactions worth $149,629,636 for the period ended October 31, 1997. For the three years ended October 31, 1997, the Distributor was paid by Small Cap commissions of $13,416, $59,591 and $114,416, respectively, or 7%, 25% and 23%, respectively, of the total aggregate commissions paid. These commissions to the Distributor were paid on aggregate brokerage transactions for the most recent period of $40,533,126, or 27% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Value Equity for the period December 30, 1994 (commencement of operations) to October 31, 1995 and the two fiscal years ended October 31, 1997 amounted to $43,552, $71,566 and $100,688, respectively. These commissions were paid on brokerage transactions worth $85,464,424 for the period ended October 31, 1997. For the three years ended October 31, 1997, the Distributor was paid by Value Equity commissions of $8,596, $60 and $0, respectively, or 20%, less than 1% and 0%, respectively, of the total aggregate commissions paid. These commissions to the Distributor were paid on aggregate brokerage transactions for the most recent period of $0 or 0% of the total aggregate brokerage transactions.

      Each Fund may not buy securities from, or sell securities to, the Distributor as principal. However, the Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby each Fund may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board of Trustees will consider the possibilities of seeking to recapture for the benefit of expenses to each Fund of certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc.
and other self-regulatory organizations.

      Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each Fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.

      DISTRIBUTION OF SHARES

      The Distributor and Representatives with whom the Distributor has entered into dealer agreements offer shares of each Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating dealers in connection with the sale of shares of a Fund. Pursuant to the Distribution Agreements with respect to A shares, B shares and C shares, the Distributor bears the cost of making information about each Fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to Class A, B and C shareholders and for maintaining shareholder accounts. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

      Each Fund has adopted a Distribution Plan for each class of shares (each a "Plan" and collectively the "Plans"). These Plans permit a Fund to pay the Distributor the monthly distribution and service fee out of the Fund's net assets to finance activity that is intended to result in the sale and retention of A shares, B shares and C shares. The Funds used all Class A and Class C 12b-1 fees to pay the Distributor. The Distributor, on C shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase. Each Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of a Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees"). In approving such Plans, the Board determined that there is a reasonable likelihood that each Fund and its shareholders will benefit from each Plan.

      Each Plan each may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a Fund. The Board of Trustees reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.

      For Capital Appreciation, for the two fiscal years ended August 31, 1997, the Distributor received Class A 12b-1 fees in the amount of $344,067 and $335,468. For Eagle International, for the period ended December 27, 1995 (first offering of A shares) to October 31, 1996 and the fiscal year ended October 31, 1997, the Distributor received Class A 12b-1 fees in the amount of $3,934 and $12,772. For Growth Equity, for the period November 16, 1995 (commencement of operations) to October 31, 1996 and the fiscal year ended October 31, 1997, the Distributor received Class A 12b-1 fees in the amount of $19,287 and $47,584. For Income-Growth, for the two fiscal years ended September 30, 1997, the Distributor received Class A 12b-1 fees in the amount of $94,590 and $130,805. For Small Cap, for the three fiscal years ended October 31, 1997, the Distributor received Class A 12b-1 fees in the amount of $115,551, $197,076 and $369,980, respectively. For Value Equity, for the period December 30, 1994 (commencement of operations) to October 31, 1995 and the two fiscal years ended October 31. 1997, the Distributor received Class A 12b-1 fees for Value Equity in the amount of $13,040, $36,710 and $46,759, respectively.

      For Capital Appreciation, for the two fiscal years ended August 31, 1997, the Distributor received Class C 12b-1 fees in the amount of $10,838 and $19,834. For Eagle International, for the period December 27, 1995 (first offering of C shares) to October 31, 1996 and the fiscal year ended October 31, 1997, the Distributor received Class C 12b-1 fees in the amount of $5,404 and $25,783. For Growth Equity, for the period November 16, 1995 (commencement of operations) to October 31, 1996 and the fiscal year ended October 31, 1997, the Distributor received Class C 12b-1 fees in the amount of $25,704 and $103,726, respectively. For Income-Growth, for the two fiscal years ended September 30, 1997, the Distributor received Class C 12b-1 fees in the amount of $13,604 and $121,957. For the period April 3, 1995 (first offering of C shares) to October 31, 1995 and the two fiscal years ended October 31, 1997, the Distributor received $9,098, $146,179 and $500,078, respectively in fees for Small Cap and $10,848, $77,187 and $130,243, respectively in fees for Value Equity.

      B shares were not offered for sale prior to the date of this SAI.

      The Distribution Agreements may be terminated at any time on 60 days' written notice without payment of any penalty by either party. Each Fund may effect such termination by vote of a majority of the outstanding voting securities of a Fund or by vote of a majority of the Independent Trustees. For so long as either Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

      The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

ADMINISTRATION OF THE FUNDS

      ADMINISTRATIVE, FUND ACCOUNTING AND TRANSFER AGENT SERVICES. Heritage or Eagle, as applicable, subject to the control of the Board of Trustees, will manage, supervise and conduct the administrative and business affairs of each Fund; furnish office space and equipment; oversee the activities of the subadvisers and the Custodian; and pay all salaries, fees and expenses of officers and Trustees of each Fund who are affiliated with Heritage or Eagle, as applicable. In addition, Heritage provides certain shareholder servicing activities for customers of the Funds.

      Under a separate Administration Agreement between Eagle and Heritage, Heritage provides certain noninvestment services to Eagle International for a fee payable by Eagle equal to .10% on the first $100 million of average daily net assets, and .05% thereafter.

      Heritage also is the transfer and dividend reimbursing agent for each Fund and serves as fund accountant for each Fund except Eagle International. Each Fund pays Heritage its cost plus 10% for its services as fund accountant and transfer and dividend disbursing agent.

      For the three fiscal years ended August 31, 1997, Heritage earned $32,742, $36,261 and $36,310, respectively, from Capital Appreciation for its services as fund accountant. For the period November 16, 1995 to October 31, 1996 and the fiscal year ended October 31, 1997, Heritage earned approximately $24,797 and $29,782 from Growth Equity for its services as fund accountant. For the three fiscal years ended September 30, 1997, Heritage earned $28,932, $31,011 and $34,570, respectively, from Income-Growth for its services as fund accountant. For the period November 1, 1994 (commencement of engagement as fund accountant) to October 31, 1995 and the two fiscal years ended October 31, 1997, Heritage earned approximately $29,311, $38,378 and $38,822, respectively, from Small Cap for its services as fund accountant. For the period December 30, 1994 (commencement of operations) to October 31, 1995 and the two fiscal years ended October 31, 1997, Heritage earned approximately $20,509, $30,208 and $29,795, respectively, from Value Equity for its services as fund accountant.

      CUSTODIAN. State Street Bank and Trust Company, P.0. Box 1912, Boston, Massachusetts 02105, serves as custodian of each Fund's assets. The Custodian also provides portfolio accounting and certain other services for the Funds.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, 2nd Floor, Washington, D.C. 20036, serves as counsel to the Funds.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, 400 North Ashley Street, Suite 2800, Tampa, Florida 33602, is the independent accountant for the Funds. The Financial Statements and Financial Highlights of Heritage Capital Appreciation Trust, Heritage Income-Growth Trust and Heritage Series Trust for the fiscal years ended August 31, 1997, September 30, 1997 and October 31, 1997, respectively, that appear in this SAI have been audited by Price Waterhouse LLP, and are included herein in reliance upon their authority as experts in accounting and auditing. The Financial Highlights for the fiscal years ended August 31, 1995, September 30, 1995 and October 31, 1995, respectively, and years prior thereto were audited by other independent accountants.

POTENTIAL LIABILITY

      Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of a Fund. To protect its shareholders, each Fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of a Fund. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument each Fund or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for a Fund's obligations, that Fund is required to use its property to protect or compensate the shareholder. On request, a Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of a Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if a Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                    APPENDIX

COMMERCIAL PAPER RATINGS

The rating services' descriptions of commercial paper ratings in which the Fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER DEBT RATINGS

PRIME-L. Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

A-2.   Capacity  for  timely   payment  of  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

CORPORATE DEBT RATINGS

The rating services' descriptions of corporate debt ratings in which the Fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE DEBT RATINGS

AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa- Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.



DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C - The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

      The Report of the Independent Accounts and Financial Statements are incorporated herein by reference from the Capital Appreciation Trust's Annual Report to Shareholders for the fiscal year ended August 31, 1997, filed with the Securities and Exchange Commission on October 29, 1997, Accession No. 0000950144-97-011302, the Income-Growth Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1997, filed with the Securities and Exchange Commission on November 26, 1997, Accession No. 0000950144-97-012870, and the Series Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1997, filed with the Securities and Exchange Commission on December 29, 1997, Accession No. 0000950144-97-013671.

                     STATEMENT OF ADDITIONAL INFORMATION

                     EAGLE INTERNATIONAL EQUITY PORTFOLIO
                                 EAGLE CLASS

      This Statement of Additional Information ("SAI") dated March 2, 1998 as supplemented on October 26, 1998, should be read with the Prospectus of Eagle International Equity Portfolio Eagle Class dated March 2, 1998. The Eagle International Equity Portfolio also offers additional classes of shares, which are not discussed in this SAI. This SAI is not a prospectus itself. To receive a copy of the Eagle Class Prospectus, write to Eagle Asset Management, Inc. at the address below, or call (800) 237-3101.

                         Eagle Asset Management, Inc.
                                P.O. Box 10520
                             880 Carillon Parkway
                        St. Petersburg, Florida 33733

                              TABLE OF CONTENTS
                                                                            PAGE
GENERAL INFORMATION..........................................................1
INVESTMENT INFORMATION.......................................................1
      Investment Objective...................................................1
      Investment Policies....................................................1
      Industry Classifications..............................................12
INVESTMENT RESTRICTIONS.....................................................12
NET ASSET VALUE.............................................................14
PERFORMANCE INFORMATION.....................................................15
INVESTING IN THE EAGLE CLASS................................................16
REDEEMING SHARES............................................................16
      Systematic Withdrawal Plan............................................16
      Redemptions in Kind...................................................17
TAXES.......................................................................17
PORTFOLIO INFORMATION.......................................................20
      Trustees and Officers.................................................20
      Five Percent Shareholders.............................................23
      Investment Adviser; Subadviser........................................23
      Brokerage Practices...................................................25
      Distribution of Shares................................................26
      Administration of the Portfolio.......................................27
      Potential Liability...................................................28
APPENDIX...................................................................A-1
REPORT OF THE INDEPENDENT ACCOUNTANTS......................................A-5
FINANCIAL STATEMENTS.......................................................A-6

GENERAL INFORMATION

      Heritage Series Trust (the "Trust") was established as a Massachusetts business trust under a Declaration of Trust dated October 28, 1992. Eagle International Equity Portfolio (the "Portfolio") is one of the Trust's separate investment portfolios. The Portfolio offers the Eagle Class of shares, sold without a sales load ("Eagle Class"). The Portfolio offers additional classes of shares not covered in this SAI. To obtain more information about the other classes of shares, call (800) 421-4184.

      The Portfolio is structured to combine the regional and global presence of larger, well-known companies in established markets with the potentially rapid growth of companies in the expanding economies of many emerging countries.

      Eagle Asset Management, Inc., the Portfolio's investment adviser ("Eagle"), has retained Martin Currie Inc. as the Portfolio's investment subadviser (the "Subadviser"). The Subadviser's parent company, Martin Currie Limited, is a privately owned international advisory firm that was established in 1881. Martin Currie Limited, coupled with the Subadviser, employs more than 30 investment professionals who comprise six geographic investment teams that service more than $10.2 billion in investors' assets.

      The Subadviser uses a top down country allocation and a bottom up stock selection process. In choosing countries in which to invest assets, the Subadviser considers the major economic trends in that country, any political and economic changes in the country and the country's capital flows. In choosing individual companies, the Subadviser, based on a growth style with a value component, considers the company's business strategy, relative value and earnings momentum.

INVESTMENT INFORMATION

      INVESTMENT OBJECTIVE

      The Portfolio's investment objective, as described in the Prospectus, is capital appreciation. Income is an incidental consideration. The Portfolio seeks to achieve this objective principally through investment in an international portfolio of equity securities.

      INVESTMENT POLICIES

AMERICAN DEPOSITORY RECEIPTS ("ADRS"), EUROPEAN DEPOSITORY RECEIPTS ("EDRS"), GLOBAL DEPOSITORY RECEIPTS ("GDRS") AND INTERNATIONAL DEPOSITORY RECEIPTS ("IDRS")

      The Portfolio may invest in sponsored or unsponsored ADRs, EDRs, GDRs, IDRs or other similar securities representing interests in or convertible into securities of foreign issuers ("Depository Receipts"). ADRs, EDRs, GDRs and IDRs are receipts that represent interests in or are convertible into securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.

      ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

      EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts. Depository Receipts also involve the risks of other investments in foreign securities, as discussed below.

CONVERTIBLE SECURITIES

      The Portfolio may invest in convertible securities as described in the Prospectus. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Subadviser, on behalf of the Portfolio, will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, an evaluation of the relative attractiveness of the current price of the underlying common stock, and a judgment of the value of the convertible security relative to the common stock at current prices. Convertible securities in which the Portfolio may invest include corporate bonds, notes and preferred stock that can be converted into (exchanged for) common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

FORWARD COMMITMENTS

      As  described  in the  Prospectus  under  the  caption  "Other  Investment
Policies and Risk Factors - Forward Commitments, When- Issued and Delayed Delivery Transactions," the Portfolio may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"), if the Portfolio either (1) holds, and maintains until the settlement date in a segregated account, cash or high grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Portfolio's other assets. When such purchases are made through dealers, the Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in a loss to the Portfolio of an advantageous yield or price. Although the Portfolio generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, the Portfolio may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

FUTURES AND FORWARD TRANSACTIONS

      The Prospectus describes the Portfolio's use of forward contracts and futures contracts. See "Other Investment Policies and Risk Factors - Futures Transactions; Foreign Currency Transactions," in the Prospectus. The following discussion relates to the use of such strategies by the Portfolio.

      COVER. Transactions using forward contracts and futures contracts expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other forward contracts or futures contracts or (2) cash or liquid assets with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets in a segregated account in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward contract or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

      FORWARD CONTRACTS. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date the forward contract is agreed upon by the parties, at a price set at the time the forward contract is entered into. Forward contracts are traded directly between the Portfolio and a contra party (usually a large commercial bank). Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward contract, it relies on its contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

      The Portfolio may enter into forward contracts in order to protect against uncertainty in the level of future foreign exchange rates. Since investment in foreign companies will usually involve foreign currencies, and since the Portfolio may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Portfolio as measured in U.S. dollars may be affected by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversion between various currencies. Accordingly, the Portfolio may use currency forward contracts:

      1. When the Subadviser wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency; or

      2. When the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency.

      As to the first circumstance, when the Portfolio enters into a trade for the purchase or sale of a security denominated in a foreign currency or anticipates receiving a dividend or interest payment in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying securities transaction, the Portfolio will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

      Under the second circumstance, when the Subadviser believes that the currency of a particular country may suffer a substantial decline, the Portfolio could enter into a forward contract to sell for a fixed U.S. dollar amount the amount of the foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency.

      The cost to the Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As is the case with futures contracts, sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

      The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

      Of course, the Portfolio is not required to enter into forward contracts and will not do so unless deemed appropriate by the Subadviser. The Portfolio generally will not enter into a forward contract with a term of greater than one year. The Portfolio's ability to engage in forward contracts may be limited by tax considerations.

      FUTURES CONTRACTS. The Portfolio may only purchase or sell stock index or currency futures contracts. A futures contract sale creates an obligation by the seller to deliver the type of commodity, currency or financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying security or currency in a specified delivery month at a stated price. A stock index futures contract is similar except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of a contract market.

      Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

      The purchase (that is, a long position) or sale (that is, a short position) of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser or seller realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

start here
      The Portfolio may engage in transactions in futures contracts for the purpose of hedging against changes in the values of securities it owns or intends to acquire. The Portfolio may sell stock index futures contracts in anticipation of a decline in the value of its investments. The risk of such a decline can be reduced without employing futures as a hedge by selling securities. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads. The sale of futures contracts provides an alternative means of hedging the Portfolio against a decline in the value of its investments. As such values decline, the value of the Portfolio's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Portfolio's securities that are being hedged. While the Portfolio will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the sale of securities. Employing futures as a hedge may also permit the Portfolio to assume a defensive posture without selling securities.

      CURRENCY FUTURES. A currency futures contract sale creates an obligation by the Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a stated price. A currency futures contract purchase creates an obligation by the Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a stated price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of the currency futures contract is effected by entering into an offsetting purchase or sale transaction.

      STOCK INDEX FUTURES. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

      The Portfolio may engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities held in the Portfolio's portfolio or that the Portfolio intends to purchase.

      The risk of imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of the Portfolio's portfolio diverges from the securities included in the applicable index. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures contracts, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the stock index. It is also possible that, where the Portfolio has sold futures contacts to hedge its securities against decline in the market, the market may advance and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

      Where stock index futures contracts are purchased to hedge against a possible increase in the price of securities before the Portfolio is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      LIMITATIONS ON THE USE OF FUTURES PORTFOLIO STRATEGIES. If the Portfolio enters into futures contracts for other than BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin required to establish these positions may not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account any unrealized profits and unrealized losses on any such contracts it has entered into. This limitation does not limit the percentage of the Portfolio's assets at risk to 5%.

      The Portfolio's ability to engage in the futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures. Therefore, no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purpose set forth above. Furthermore, the Portfolio's ability to engage in futures transactions may be limited by tax considerations.

FUTURES AND FORWARD TRANSACTIONS - RISK FACTORS

      FUTURES AND FORWARD CONTRACTS. Investment by the Portfolio in futures and forward contracts (collectively "Hedging Instruments") involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures or forward contract and the price of the security or currency being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures or forward contract moves more than the price of the hedged security or currency, the Portfolio would experience either a loss or gain on the future or forward that is not completely offset by movements in the price of the hedged securities or currency. To compensate for imperfect correlation, the Portfolio may purchase or sell futures or forward contracts in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the futures or forward contracts. Conversely, the Portfolio may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the futures or forward contracts.

      Futures or forward contracts may be used to hedge against a possible increase in the price of securities or currencies that the Portfolio anticipates purchasing. In such instances, it is possible that the market may instead decline. If the Portfolio does not then invest in such securities or currencies because of concern as to possible further market decline or for other reasons, the Portfolio may realize a loss on the futures or forward contract that is not offset by a reduction in the price of the securities or currencies purchased.

      The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

      The successful use of transactions in futures and forward contracts also depends on the ability of the Subadviser to forecast correctly the direction and extent of stock market and currency exchange rate movements within a given time frame. To the extent prices or rates remain stable during the period in which a futures or forward contract is held by the Portfolio or such prices or rates move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities or currency position. As a result, the Portfolio's total return for such period may be less than if it had not engaged in the hedging transaction.

      FOREIGN CURRENCY STRATEGIES. The Portfolio may use futures on foreign currencies and forward contracts to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated. Such currency hedges can protect against price movements in a security that the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      The Portfolio might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, the Portfolio may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or basket of currencies, the values of which its Subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of futures contracts and forward contracts depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of futures contracts or forward contracts, the Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the futures contracts until they reopen.

      Settlement of futures contracts and forward contracts involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

ILLIQUID SECURITIES

      As stated in the Prospectus, the Portfolio will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes repurchase agreements maturing in more than seven days.

LOANS OF PORTFOLIO SECURITIES

      The Portfolio may loan its securities to broker-dealers or other financial institutions. The collateral for the Portfolio's loans will be "marked to market" daily so that the collateral at all times exceeds 100% of the value of the loan. The Portfolio may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Portfolio also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Portfolio could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement the Portfolio's income through investment of the cash collateral in short-term interest bearing obligations.

LOWER RATED SECURITIES-RISK FACTORS

      The Portfolio may invest in convertible securities that are rated below BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or if unrated, are considered by the Subadviser to be below investment grade (sometimes referred to as "junk bonds"). The prices of these lower rated securities tend to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals, or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Portfolio may incur additional expenses to seek recovery. In addition, lower rated securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security.

      To the extent that there is no established retail secondary market, there may be thin trading of lower rated securities. This may lessen the Portfolio's ability to accurately value these securities and its ability to dispose of these securities. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yielding securities, especially in a thinly-traded market. Certain lower rated securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties; thus, the responsibilities of the Board of Trustees to value lower rated securities in the Portfolio becomes more difficult with judgment playing a greater role.

      Frequently, the higher yields of lower rated securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the lower rated securities market and on the market value of the lower rated securities held by the Portfolio, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings. Proposed new laws may impact the market for lower rated fixed income securities.

PREFERRED STOCK

      Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth is limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances, it can be changed or omitted by the issuer at any time.

REPURCHASE AGREEMENTS

      The Portfolio may invest in repurchase agreements. The period of these repurchase agreements usually will be short, from overnight to one week, and at no time will the Portfolio invest in repurchase agreements of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Portfolio always will receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Portfolio in each agreement, and the Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Portfolio's custodian bank.

SHORT-TERM INVESTMENTS

      EURO/YANKEE BONDS. The Portfolio may invest in dollar denominated bonds issued by foreign branches of domestic banks ("Eurobonds") and dollar denominated bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). Investment in Eurobonds and Yankee bonds entail certain risks similar to investment in foreign securities in general, as discussed in the Prospectus.

      MONEY MARKET INSTRUMENTS. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit are made only with domestic institutions with assets in excess of $1.0 billion. See the Appendix for a description of commercial paper ratings.

WARRANTS AND RIGHTS

      The Portfolio may purchase rights and warrants, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The Portfolio currently does not intend to invest more than 5% of its net assets in warrants. However, the Portfolio also may invest in warrants or rights acquired by the Portfolio as part of a unit or attached to securities at the time of purchase without limitation. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

      As described in the Prospectus under "Other Investment Policies and Risk Factors--Forward Commitments, When-Issued and Delayed Delivery Transactions," the Portfolio may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Portfolio purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the Portfolio's custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a daily basis to the amount of the Portfolio's when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. The Portfolio will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Portfolio will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

NOTE ON SHAREHOLDER APPROVAL

      Unless otherwise indicated, the investment policies of the Portfolio may be changed without shareholder approval.

INDUSTRY CLASSIFICATIONS

      For purposes of determining  industry  classifications,  the Portfolio may rely upon classifications established by Eagle that are based upon classifications contained in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission ("SEC") and in the Standard & Poors Industry Classifications. The Portfolio also may rely upon classifications established by the Subadviser.

INVESTMENT RESTRICTIONS

      In addition to the limits disclosed in "Investment Policies" above and the investment limitations described in the Prospectus, the Portfolio is subject to the following investment limitations, which are fundamental policies of the Portfolio and may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Portfolio means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The Portfolio will not:

      (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Portfolio's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure, such as to facilitate the meeting of higher redemption requests than anticipated (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. As a matter of nonfundamental investment policy, the Portfolio may not make any additional investments if, immediately after such investments, outstanding borrowings of money would exceed 5% of the current value of the Portfolio's total assets.

      (2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by the Portfolio of initial or variation margin in connection with futures contracts, forward contracts or options is not considered the purchase of a security on margin.)

      (3) Make short sales of securities or maintain a short position, except that the Portfolio may maintain short positions in connection with its use of options, futures contracts, forward contracts and options on futures contracts, and the Portfolio may sell short "against the box."

      (4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

      (5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

      (6) Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell forward contracts, futures contracts, options and foreign currency.

      (7) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Portfolio's portfolio securities.

      (8) With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities.

      (9) With respect to 75% of its total assets, acquire more than 10% of the voting securities of any issuer.

      (10) Concentrate more than 25% of the value of its total assets in any one industry.

      (11) The Portfolio may not issue senior securities, except as permitted by the investment objective and policies and investment limitations of the Portfolio or with respect to transactions involving options, futures, forward currency contracts or other financial instruments.

      It is contrary to the Trust's present policy with respect to the Portfolio, which may be changed by the Trustees without shareholder approval, to:

       (1)  Invest  more than 10% of its total  assets  in  securities  of other investment companies. For purposes of this restriction, foreign banks and foreign insurance companies or their respective agents or subsidiaries are not considered investment companies. (Under the 1940 Act, no registered investment company may (a) invest more than 10% of its total assets (taken at current value) in securities of other investment companies, (b) own securities of any one investment company having a value in excess of 5% of its total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company.) In addition, the Portfolio may invest in the securities of other investment companies in connection with a merger, consolidation or acquisition of assets or other reorganization approved by the Portfolio's shareholders. The Portfolio may incur duplicate advisory or management fees when investing in another mutual fund.

      All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

NET ASSET VALUE

      Net asset value per Portfolio share is determined daily Monday through Friday, except for New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as of the close of regular trading on the New York Stock Exchange (the "Exchange") by dividing the value of the Portfolio's securities plus any cash or other assets (including accrued dividends and interest) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent.

      A security listed or traded on an exchange is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the last reported bid price is used. All other securities for which over-the-counter market quotations are readily available are valued at the last reported bid price. When market quotations for futures positions held by the Portfolio are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which market quotes are not deemed to be reliable, are valued at fair value as determined in good faith by the Board of Trustees. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable.

      All securities and other assets quoted in foreign currency and forward currency contracts are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Portfolio's custodian. Foreign currency exchange rates generally are determined prior to the close of the Exchange. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the Exchange, which events will not be reflected in a computation of the Portfolio's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees. The foreign currency exchange transactions of the Portfolio conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

      The Portfolio is open for business on days on which the Exchange is open for business ("Business Day"). Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the Portfolio's close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign capital markets on days that are not Business Days and on which the Portfolio's net asset value is not calculated. Calculation of the Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

      The Board of Trustees may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the Exchange is closed other than for customary weekend and holiday closings, (2) during which trading on the Exchange is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practical for the Portfolio fairly to determine the value of its net assets, or (4) for such other periods as the SEC may by order permit for the protection of the holders of the shares.

PERFORMANCE INFORMATION

      The Eagle Class's performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes used in the Portfolio's advertising and promotional materials are calculated according to the following formula:

                           P(1+T)n(SUPERSCRIPT) = ERV

            where:P     =     a hypothetical initial payment of $1,000
                  T     =     average annual total return
                  n     =     number of years
                  ERV   =     ending   redeemable   value  of  a  hypothetical
                              $1,000 payment made at the beginning of the period at the end of that period.

      Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. The average annualized total return for the Eagle Class of the Portfolio for the period May 1, 1995 (commencement of operation) to October 31, 1997 and for the year ended October 31, 1997 was 9.16% and 9.98%, respectively.

      In connection with communicating its total return to current or prospective shareholders, the Eagle Class also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The Eagle Class may compare its return to relevant global, international and domestic indices. Examples include, but are not limited to, the Morgan Stanley Capital International World Index (containing more than 1,400 securities listed on the exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East), the Morgan Stanley Capital International Europe, Australia, Far East Index (containing over 1,000 companies representing the stock markets of Europe, Australia, and the Far East), and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") (containing 500 of the largest U.S. companies). These indices are widely followed, capitalization weighted indexes of publicly traded stocks. All index returns are translated into U.S. dollars.

      The Eagle Class also may from time to time include in advertising and promotional materials total return figures that are not calculated according to the formula set forth above. For example, in comparing the Eagle Class's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or with such market indices as the Dow Jones Industrial Average and the S&P 500, the Eagle Class calculates its aggregate total return for the specified periods of time by assuming an investment of $10,000 in Eagle Class shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Eagle Class cumulative return using this formula for the period May 1, 1995 (commencement of operations) to October 31, 1997 and for the year ended October 31, 1997 was 24.54% and 9.98%, respectively.

INVESTING IN THE EAGLE CLASS

      Shares are sold at their next determined net asset value on days the Exchange is open for business. The procedure for purchasing shares of the Eagle Class is explained in the Prospectus under "How to Buy Shares." The Portfolio's distributor, Raymond James & Associates, Inc. ("RJA" or the "Distributor") has agreed that it will hold the Portfolio harmless in the event of loss as a result of cancellation of trades in Portfolio shares by the Distributor, its affiliates or its customers.

REDEEMING SHARES

      The methods of redemption are described in the section of the Prospectus entitled "How to Sell Shares."

      Signatures on written redemption requests exceeding $100,000, on any certificates for shares (or an accompanying stock power), and on any redemption requests to be sent to an address other than the account's address of record must be guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company, or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions which are deemed acceptable by Heritage Asset Management, Inc., the Portfolio's transfer agent ("Transfer Agent" or "Heritage"), under its current signature guarantee program.

      SYSTEMATIC WITHDRAWAL PLAN

      Shareholders may also elect to make systematic withdrawals from their Eagle Class account of a minimum of $250 on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from the shareholder's account to provide the withdrawal amount specified. The Systematic Withdrawal Plan is not currently available for shares held in an IRA, simplified employee pension plan or other retirement plan. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or Transfer Agent. Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on the 5th or 20th day of each month, whichever is applicable based upon the date the Shareholder elects to receive payments. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed on the next business day following redemption. If shareholders elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be automatically reinvested in Eagle Class shares. Shareholders may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the Distributor or the Transfer Agent. The Eagle Class, the Transfer Agent, and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

      Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and distributions, the amount of the original investment may be correspondingly reduced.

      Ordinarily, shareholders should not purchase additional shares of the Eagle Class if maintaining a Systematic Withdrawal Plan because they may incur tax liabilities in connection with such purchases and withdrawals. The Eagle Class will not knowingly accept purchase orders from shareholders for additional shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals.

      REDEMPTIONS IN KIND

      The Portfolio is obligated to redeem shares of the Eagle Class for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Eagle Class's net asset value, whichever is less. Any redemption beyond this amount will also be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Portfolio will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as a Portfolio determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving portfolio instruments could receive less than the redemption value of their securities and could incur certain transaction costs.

TAXES

      GENERAL. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Portfolio -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

      If Portfolio shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable dividend or capital gain distribution.

      The Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      INCOME FROM FOREIGN SECURITIES. Dividends and interest received by the Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to any such election, the Portfolio would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders shortly after each taxable year their respective shares of the Portfolio's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. Pursuant to the Tax Act, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

      The Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

      If the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      The Portfolio may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of a PFIC's stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years. The Portfolio's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its shareholders.

      HEDGING STRATEGIES. The use of hedging strategies, such as purchasing and selling futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Portfolio realizes in connection therewith. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in futures and forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Certain futures in which the Portfolio may invest will be "section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of each taxable year must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. The 60% portion of that capital gain that is treated as long-term capital gain will qualify for the reduced maximum tax rates on net capital gain of 20% (10% for taxpayers in the 15% marginal tax bracket) on capital assets held for more than 18 months. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. Code section 1092 (dealing with straddles) also may affect the taxation of futures contracts in which the Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Portfolio of straddle transactions are not entirely clear.

      If the Portfolio has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

PORTFOLIO INFORMATION

      TRUSTEES AND OFFICERS. Trustees and officers are listed with their addresses, principal occupations, ages and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), RJA, Eagle and Heritage.

                             POSITION WITH          PRINCIPAL OCCUPATION
              NAME              THE TRUST          DURING PAST FIVE YEARS
              ----              ---------          ----------------------

 Thomas A. James (55)*          Trustee      Chairman  of the Board  since  1986
 880 Carillon Parkway                        and Chief  Executive  Officer since
 St. Petersburg, FL                          1969 of RJF;  Chairman of the Board
 33716                                       of RJA since 1986;  Chairman of the
                                             Board of Eagle  since  1984 and
                                             Chief   Executive   Officer  of
                                             Eagle, 1994 to 1996.

 Richard K. Riess (48)*         Trustee      Chief  Executive  Officer  of Eagle
 880 Carillon Parkway                        since  1996,  President,   1995  to
 St. Petersburg, FL                          present,  Chief Operating  Officer,
 33716                                       1988  to   1996,   Executive   Vice
                                             President, 1988 to 1993.

 Donald W. Burton *(53)         Trustee      President    of   South    Atlantic
 614 W. Bay Street                           Capital    Corporation     (venture
 Suite 200                                   capital) since 1981.
 Tampa, FL  33606

 C. Andrew Graham (57)          Trustee      Vice    President    of   Financial
 Financial Designs, Ltd.                     Designs Ltd. since 1992;  Executive
 1775 Sherman Street                         Vice   President   of  the  Madison
 Suite 1900                                  Group,    Inc.,   1991   to   1992;
 Denver, CO  80203                           Principal     of    First    Denver
                                             Financial  Corporation  (investment
                                             banking) since 1987.

 David M. Phillips (58)         Trustee      Chairman   and   Chief    Executive
 World Trade Center                          Officer    of    CCC    Information
   Chicago                                   Services,  Inc.  since  1994 and of
 444 Merchandise Mart                        InfoVest  Corporation  (information
 Chicago, IL  60654                          services to the  insurance and auto
                                             industries and consumer households)
                                             since 1982.

 Eric Stattin (64)              Trustee      Litigation        Consultant/Expert
 2587 Fairway Village                        Witness and private  investor since
   Drive                                     1988.
 Park City, UT  84060

 James L. Pappas (54)           Trustee      Lykes   Professor  of  Banking  and
 University of South                         Finance  since  1986 at  University
   Florida                                   of South  Florida;  Dean of College
 College of Business                         of Business  Administration 1987 to
   Administration                            1996.
 Tampa, FL  33620

                             POSITION WITH          PRINCIPAL OCCUPATION
              NAME              THE TRUST          DURING PAST FIVE YEARS
              ----           -------------         ----------------------

 Stephen G. Hill (38)          President     Chief    Executive    Officer   and
 880 Carillon Parkway                        President  of  Heritage  since 1989
 St. Petersburg, FL                          and Director  since 1994;  Director
 33716                                       of Eagle since 1995.

 Donald H. Glassman (40)       Treasurer     Treasurer  of Heritage  since 1989;
 880 Carillon Parkway                        Treasurer of Heritage  Mutual Funds
 St. Petersburg, FL                          since 1989.
 33716

 Clifford J. Alexander (53)    Secretary     Partner,   Kirkpatrick  &  Lockhart
 1800 Massachusetts                          LLP (law firm).
    Ave., NW
 Washington, DC  20036

 Patricia Schneider (56)       Assistant     Compliance     Administrator     of
 880 Carillon Parkway          Secretary     Heritage.
 St. Petersburg, FL
 33716

 Robert J. Zutz (44)           Assistant     Partner,   Kirkpatrick  &  Lockhart
 1800 Massachusetts            Secretary     LLP (law firm).
   Ave., NW
 Washington, DC  20036

------------------

* These Trustees are "interested persons" as such term is defined under the 1940 Act.

      The Trustees and officers of the Trust, as a group, own less than 1% of Eagle Class shares. The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

      The Portfolio currently pays Trustees who are not employees of the Manager or its affiliates $666.66 annually and $250 for each regular meeting attended in person, $41.66 for each meeting attended by telephone and a minimum fee of $1,000 for each special meeting attended (to be divided among the Funds for which the meeting was called). Trustees also are reimbursed for any expenses incurred in attending meetings. Because Heritage or Eagle, as applicable, performs substantially all of the services necessary for the operation of the Portfolio, the Portfolio requires no employees. No officer, director or employee of Heritage or Eagle receives any compensation from the Portfolio for acting as a director or officer. The following table shows the compensation earned by each Trustee for the fiscal year ended October 31, 1997.

                               COMPENSATION TABLE


                                                                                      Total
                                            Pension or                             Compensation
                                            Retirement                            From the Trust
                                             Benefits             Estimated          and the
                         Aggregate        Accrued as Part           Annual        Heritage Family
Name of Persons,        Compensation           of the              Benefits        of Funds Paid
Position               From the Trust     Trust's Expenses     Upon Retirement      to Trustees
--------               --------------     ----------------     ---------------      -----------



Donald W. Burton,       $5,820            $0                     $0                 $16,000
Trustee


C. Andrew Graham,       $5,820            $0                     $0                 $16,000
Trustee


David M. Phillips,      $4,364            $0                     $0                 $12,000
Trustee


Eric Stattin,           $5,820            $0                     $0                 $16,000
Trustee


James L. Pappas,        $5,092            $0                     $0                 $14,000
Trustee


Richard K. Riess,         $0              $0                     $0                 $0
Trustee


Thomas A. James,          $0              $0                     $0                 $0
Trustee


      FIVE PERCENT SHAREHOLDERS

      As of January 31, 1998, no persons owned of record or beneficially 5% or more of the Portfolio's Eagle Class of shares.

      INVESTMENT ADVISER; SUBADVISER

      The Portfolio's investment adviser, Eagle Asset Management, Inc., was organized as a Florida corporation in 1976. All the capital stock of Eagle is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

      Under an Investment Advisory and Administration Agreement ("Advisory Agreement") dated February 14, 1995, between the Trust, on behalf of the Portfolio, and Eagle, and subject to the control and direction of the Trustees, Eagle is responsible for overseeing the Portfolio's investment and noninvestment affairs. Under a Subadvisory Agreement, the Subadviser, subject to direction by Eagle and the Board of Trustees, will provide investment advice and portfolio management services to the Portfolio for a fee payable by Eagle.

      Eagle also is obligated to furnish the Portfolio with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of the Portfolios. Eagle and its affiliates also pay all the compensation of Trustees of the Trust who are employees of Eagle and its affiliates. The Portfolio pays all its other expenses that are not assumed by Eagle as described in the Prospectus. The Portfolio also is liable for such nonrecurring expenses as may arise, including litigation to which the Portfolio may be a party. The Portfolio also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

      The Advisory Agreement and the Subadvisory Agreement each were approved by the Trustees (including all of the Trustees who are not "interested persons" of Eagle or the Subadviser) and Eagle, as sole shareholder of the Portfolio, in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by
(1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Eagle, the Subadviser or the Trust, and by (2) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the Portfolio. The Advisory and Subadvisory Agreement each automatically terminates on assignment, and each is terminable on not more than 60 days' written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days' written notice by Eagle to the Portfolio and the Subadvisory Agreement may be terminated on not less than 60 days' written notice by Eagle or 90 days' written notice by the Subadviser. Under the terms of the Advisory Agreement, Eagle automatically becomes responsible for the obligations of the Subadviser upon termination of the Subadvisory Agreement. In the event Eagle ceases to be the adviser of the Portfolio or the Distributor ceases to be principal distributor of the Portfolio's shares, the right of the Portfolio to use the identifying name of "Eagle" may be withdrawn.

      Eagle and the Subadviser shall not be liable to the Portfolio or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with the Portfolio or for any losses that may be sustained in the purchase, holding or sale of any security.

      All of the officers of the Portfolio except for Messrs. Alexander and Zutz are officers or directors of Heritage, Eagle or their affiliates. These relationships are described under "Trustees and Officers."

      ADVISORY FEE. The annual investment advisory fee paid monthly by the Portfolio to Eagle is set forth in the Prospectus. Eagle has voluntarily agreed to waive management fees to the extent that the Portfolio's total operating expenses, exclusive of foreign taxes paid, exceed 2.60% of average daily net assets during the fiscal year ending October 31, 1998.

      For the period May 1, 1995 (commencement of operations) to October 31, 1995 and for the two fiscal years ended October 31, 1997, management fees amounted to $32,303, $189,777 and $351,913, respectively, and Eagle waived its fees in the amount of $32,303, $134,735 and $91,433, respectively, and was reimbursed expenses in the amount of $48,001 for the period ended October 31, 1995.

      Eagle has entered into an agreement with Martin Currie to provide investment advisory advice and portfolio management services to the Portfolio for a fee based on the Portfolio's average daily net assets paid by Eagle to Martin Currie equal to .50% on the first $100 million of assets and .40% thereafter, without regard to any reduction in fees actually paid to Eagle as a result of expense limitations. For the period May 1, 1995 (commencement of operations) to October 31, 1995 and the two fiscal years ended October 31, 1997, Eagle paid subadvisory fees of $16,152, $94,888 and $175,957, respectively.

      BROKERAGE PRACTICES

      While the Portfolio generally purchases securities for long-term capital gains, the Portfolio may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. The Portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. The Portfolio's turnover rates for the two years ended October 31, 1997 were 59% and 50%.

      Eagle and the Subadviser are responsible for the execution of the Portfolio's portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that the Portfolio necessarily will be paying the lowest commission or spread available. Rather, the Portfolio also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities, and any risk assumed by the executing broker.

      It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, Eagle or the Subadviser may give consideration to research, statistical and other services furnished by brokers to them for their use. In addition, Eagle or the Subadviser may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that they determine in good faith that such commission is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to Eagle or the Subadviser in connection with services to clients other than the Portfolio. The Portfolio also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by the Portfolio to dealers on the basis of such research services.

      The Portfolio may use the Distributor or its affiliates or affiliates of the Subadviser as a broker for agency transactions in listed and
over-the-counter   securities  at  commission  rates  and  under   circumstances
consistent with the policy of best execution. Commissions paid to the Distributor or its affiliates will not exceed "usual and customary brokerage commissions." Rule l7e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

      Eagle and the Subadviser also may select other brokers to execute portfolio transactions. In the over-the-counter market, the Portfolio generally deals with primary market-makers unless a more favorable execution can otherwise be obtained.

      Aggregate brokerage commissions paid by the Portfolio for the period May 1, 1995 (commencement of operations) to October 31, 1995 and the two fiscal years ended October 31, 1997 amounted to $31,027, $96,619, and $111,523, respectively.

      The Portfolio may not buy securities from, or sell securities to the Distributor or its affiliates as principal. However, the Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolio may purchase securities that are offered in underwritings in which the Distributor or its affiliates are participants. The Board of Trustees will consider the possibilities of seeking to recapture for the benefit of the Portfolio expenses of certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, its affiliates or certain affiliates of the Subadviser, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.

      Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits the Distributor from executing transactions on an exchange for the Portfolio except pursuant to written consent by the Portfolio.

      DISTRIBUTION OF SHARES

      The Distributor and participating dealers or participating banks with whom it has entered into dealer agreements offer shares of the Portfolio as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Pursuant to its Distribution Agreement with the Trust on behalf of the Portfolio, the Distributor bears the cost of making information about the Portfolio available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling or servicing efforts. The Portfolio pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

      As compensation for the services provided and expenses borne by the Distributor pursuant to the Distribution Agreement, the Portfolio pays the

Distributor a distribution fee in an amount up to 1.00% of the Portfolio's average daily net assets in accordance with the Distribution Plan described below. The distribution fee is accrued daily and paid monthly. The Distributor intends to use .25 of 1% of this fee as a service fee to compensate participating dealers or participating banks including, for this purpose, certain financial institutions for services provided in connection with the maintenance of shareholder accounts.

      The Portfolio has adopted a Distribution Plan (the "Plan") that, among other things, permits it to pay the Distributor the monthly distribution fee out of its net assets to finance activity that is intended to result in the sale and retention of Eagle Class shares. As required by Rule l2b-1 under the 1940 Act, the Plan was approved by Eagle, as the sole shareholder of the Portfolio, and the Board of Trustees, including a majority of the Trustees who are not interested persons of the Portfolio (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees") after determining that there is a reasonable likelihood that the Portfolio and its shareholders will benefit from the Plan.

      The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Eagle Class of the Portfolio. The Trustees review quarterly a written report of Plan costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in the Plan that would materially increase the distribution cost to the Portfolio requires shareholder approval. For the period May 1, 1995 to October 31, 1995 and the two fiscal years ended October 31, 1997 the Distributor received Eagle Class 12b-1 fees of $32,303, $168,639, and $275,084, respectively.

      The Distribution Agreement may be terminated at any time on 60 days' written notice without payment of any penalty by either party. The Portfolio may effect such termination by vote of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Independent Trustees. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Portfolio shall be committed to the discretion of such disinterested persons.

      The Distribution Agreement and the Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

      ADMINISTRATION OF THE PORTFOLIO

      ADMINISTRATIVE AND TRANSFER AGENT SERVICES. Eagle, subject to the control of the Trustees, will manage, supervise and conduct the administrative and business affairs of the Portfolio; furnish office space and equipment; oversee the activities of the Subadviser and the Portfolio's custodian and fund accountant; and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with Eagle and its affiliates. Eagle will also provide certain shareholder servicing activities for customers of the Portfolio. Heritage is the transfer and dividend disbursing agent for the Portfolio. The Portfolio pays Heritage a fee equal to its cost plus ten percent for its services as transfer and dividend disbursing agent. For the period May 1, 1995 (commencement of operations) to October 31, 1995 and the two fiscal years ended

October 31, 1997, Heritage earned approximately $1,016, $7,745 and $8,242, respectively, for providing these services.

      Under a separate Administration Agreement between Eagle and Heritage, Heritage will provide certain noninvestment services to the Portfolio for a fee payable by Eagle equal to .10% on the first $100 million of average daily net assets, and .05% thereafter. For the period May 1, 1995 (commencement of operations) to October 31, 1995 and for the two fiscal years ended October 31, 1997, Heritage received from Eagle $10,417, $25,000, and $28,145, respectively, for these services.

      CUSTODIAN. State Street Bank and Trust Company, P. O. Box 1912, Boston, Massachusetts 02105, serves as custodian of the Portfolio's assets and provides portfolio accounting and certain other services.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036 serves as counsel to the Portfolio.

      INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers, 400 North Ashley Street, Suite 2800, Tampa, Florida 33602, are the independent public accountants for the Trust. The Financial Statements and Financial Highlights of the Trust for the fiscal year ended October 31, 1997 that appear in this SAI have been audited by Price Waterhouse LLP, and are included herein in reliance upon the report of said firm of accountants, which is given upon their authority as experts in accounting and auditing. The Financial Highlights and the Statement of Changes in Net Assets for the fiscal year ended October 31, 1995, and prior thereto were audited by other independent public accountants.

      POTENTIAL LIABILITY.

      Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Portfolio. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Portfolio. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument the Portfolio or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Portfolio's obligations, the Portfolio is required to use its property to protect or compensate the shareholder. On request, the Portfolio will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Portfolio. Therefore, financial loss resulting from liability as a shareholder will occur only if the Portfolio itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                   APPENDIX

CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC Debt rated "BB," "B" and "CCC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

      NR indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

      AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than in Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.




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

COMMERCIAL PAPER RATINGS

The rating services' descriptions of commercial paper ratings in which the Portfolios may invest are:

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S COMMERCIAL PAPER RATINGS

A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S COMMERCIAL PAPER RATINGS

Prime-l. Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.





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




      The Report of the Independent Accounts and Financial Statements are incorporated herein by reference from the Eagle International Equity Portfolio's Annual Report to Shareholders for the fiscal year ended October 31, 1997, filed with the Securities and Exchange Commission on December 29, 1997, Accession No. 0000.











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